Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Mar. 31, 2011
Current Assets:
Cash and cash equivalents	$ 549,897	$ 254,370	$ 793,664
Accounts and notes receivable (less allowances)	505,392	409,366	467,346
Programs and program licenses	271,204	271,773	289,351
Assets of discontinued operations	262,268	261,174	247,560
Other current assets	82,114	22,067	30,166
Total current assets	1,670,875	1,218,750	1,828,087
Investments	48,536	46,395	52,281
Property, plant and equipment, net	214,131	208,684	214,189
Goodwill and other intangible assets:
Goodwill	510,484	514,476	510,484
Other intangible assets, net	598,080	632,067	587,635
Total goodwill and other intangible assets, net	1,108,564	1,146,543
Other assets:
Programs and program licenses (less current portion)	252,522	255,839	258,715
Unamortized network distribution incentives	82,339	71,266	78,040
Other non-current assets	11,465	15,585	11,886
Total other assets	346,326	342,690
Total Assets	3,388,432	2,963,062	3,541,317
Current liabilities:
Accounts payable	9,672	26,933	10,074
Program rights payable	26,256	20,350	26,388
Customer deposits and unearned revenue	27,125	13,994	28,301
Accrued liabilities:
Employee compensation and benefits	47,902	39,288	26,111
Accrued marketing and advertising costs	7,277	5,038	6,314
Liabilities of discontinued operations	44,046	40,055	37,393
Other accrued liabilities	61,797	84,742	50,528
Total current liabilities	224,075	230,400	185,109
Deferred income taxes	81,960	99,823	78,284
Long-term debt	884,395	884,239	884,432
Other liabilities (less current portion)	117,708	99,662	125,689
Total liabilities	1,308,138	1,314,124	1,273,514
Commitments and contingencies (Note 22)
Redeemable noncontrolling interests (Note 17)	158,148	113,886	161,522
SNI shareholders' equity:
Common Stock	1,676	1,658	1,681
Additional paid-in capital	1,371,050	1,271,209	1,413,051
Retained earnings	414,972	113,853	502,864
Accumulated other comprehensive income (loss)	(11,525)	(3,004)	(11,112)
Total SNI shareholders' equity	1,776,173	1,383,716	1,906,484
Noncontrolling interest (Note 17)	145,973	151,336	199,797
Total equity	1,922,146	1,535,052	2,106,281
Total Liabilities and Equity	3,388,432	2,963,062	3,541,317
Class A
SNI shareholders' equity:
Common Stock	1,332	1,295	1,337
Common Stock
SNI shareholders' equity:
Common Stock	$ 344	$ 363	$ 344

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Accounts and notes receivable less allowances	$ 5,104	$ 4,788	$ 5,197
SNI shareholders' equity:
Preferred stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock, authorized	25,000,000	25,000,000	25,000,000
Preferred stock, outstanding	0	0	0
Class A
SNI shareholders' equity:
Common stock par value	$ 0.01	$ 0.01	$ 0.01
Common stock, authorized	240,000,000	240,000,000	240,000,000
Common stock, issued	133,701,273	133,288,144	129,443,195
Common stock, outstanding	133,701,273	133,288,144	129,443,195
Common Stock
SNI shareholders' equity:
Common stock par value	$ 0.01	$ 0.01	$ 0.01
Common stock, authorized	60,000,000	60,000,000	60,000,000
Common stock, issued	34,359,113	34,359,113	36,338,226
Common stock, outstanding	34,359,113	34,359,113	36,338,226

Consolidated and Combined Statements of Operations (USD $) In Thousands, except Share data	3 Months Ended		12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating Revenues:
Advertising	$ 322,676	$ 287,825	$ 1,290,442	$ 1,009,357	$ 1,005,160
Network affiliate fees, net	145,437	136,799	555,039	326,467	277,370
Other	12,718	7,163	37,212	31,504	32,036
Total operating revenues	480,831	431,787	1,882,693	1,367,328	1,314,566
Costs and Expenses:
Employee compensation and benefits	72,940	61,411	258,491	210,865	209,257
Program amortization	90,301	89,908	400,835	328,688	279,767
Marketing and advertising	30,009	37,304	120,230	58,642	64,159
Other costs and expenses	60,331	72,885	267,997	198,220	178,207
Total costs and expenses	253,581	261,508	1,047,553	796,415	731,390
Depreciation, Amortization, and Losses:
Depreciation	11,112	11,159	43,354	33,976	24,784
Amortization of intangible assets	10,449	11,894	47,997	6,632	4,220
Losses on disposal of property, plant and equipment	16	121	1,511	755	791
Total depreciation, amortization, and losses	21,577	23,174	92,862	41,363	29,795
Operating income	205,673	147,105	742,278	529,550	553,381
Interest expense	(8,615)	(8,481)	(35,167)	(2,810)	(14,207)
Travel Channel financing costs			0	(12,118)	0
Equity in earnings of affiliates	9,658	6,176	30,126	18,626	15,498
Losses on repurchases of debt			0	0	(26,380)
Miscellaneous, net	47	(133)	(1,576)	(2,056)	1,569
Income from continuing operations before income taxes	206,763	144,667	735,661	531,192	529,861
Provision for income taxes	62,211	46,352	219,427	170,733	184,288
Income from continuing operations, net of tax	144,552	98,315	516,234	360,459	345,573
Income from discontinued operations, net of tax	765	(2,533)	12,775	24,415	(229,625)
Net income	145,317	95,782	529,009	384,874	115,948
Less: net income attributable to noncontrolling interests	44,792	23,324	118,037	85,548	92,391
Net income attributable to SNI	100,525	72,458	410,972	299,326	23,557
Basic income per share:
Income from continuing operations attributable to SNI common shareholders	$ 0.59	$ 0.45	$ 2.39	$ 1.67	$ 1.55
Income from discontinued operations attributable to SNI common shareholders	$ 0	$ (0.02)	$ 0.08	$ 0.15	$ (1.41)
Net income attributable to SNI common shareholders	$ 0.6	$ 0.44	$ 2.46	$ 1.81	$ 0.14
Diluted income per share:
Income from continuing operations attributable to SNI common shareholders	$ 0.59	$ 0.45	$ 2.37	$ 1.66	$ 1.54
Income from discontinued operations attributable to SNI common shareholders	$ 0	$ (0.02)	$ 0.08	$ 0.15	$ (1.4)
Net income attributable to SNI common shareholders	$ 0.59	$ 0.43	$ 2.45	$ 1.81	$ 0.14
Amounts attributable to SNI:
Income from continuing operations	99,760	74,991	398,197	274,911	253,182
Income from discontinued operations	765	(2,533)	12,775	24,415	(229,625)
Net income attributable to SNI	$ 100,525	$ 72,458	$ 410,972	$ 299,326	$ 23,557
Weighted average shares outstanding:
Basic			166,800	164,921	163,245
Diluted			168,009	165,381	164,131

Consolidated and Combined Statements of Cash Flows (USD $) In Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities:
Net income	$ 145,317	$ 95,782	$ 529,009	$ 384,874	$ 115,948
Loss (income) from discontinued operations	(765)	2,533	(12,775)	(24,415)	229,625
Depreciation and intangible assets amortization	21,561	23,053	91,351	40,608	29,004
Amortization of network distribution costs	10,193	7,107	34,002	37,830	33,391
Losses on repurchases of debt			0	0	26,380
Program amortization	90,301	89,908	400,835	328,688	279,767
Equity in earnings of affiliates	(9,658)	(6,176)	(30,126)	(18,626)	(15,498)
Program payments	(115,384)	(86,965)	(393,539)	(284,409)	(280,893)
Capitalized network distribution incentives	(3,237)	(1,850)	(45,881)	(7,455)	(6,853)
Dividends received from equity investments	5,845	5,523	29,194	21,702	9,774
Deferred income taxes	(3,944)	(5,740)	(14,098)	(12,297)	34,505
Stock and deferred compensation plans	8,741	6,074	23,556	20,198	16,018
Changes in certain working capital accounts (excluding the effects of acquisitions):
Accounts receivable	37,807	(7,347)	(96,974)	(13,556)	(13,257)
Other assets	(2,626)	169	393	(3,449)	(2,275)
Accounts payable	361	21,706	(16,449)	2,867	(2,120)
Accrued employee compensation and benefits	(22,196)	(18,101)	9,231	7,685	10,141
Accrued income taxes	57,792	23,553	(70,870)	13,710	10,617
Other liabilities	(13,724)	(8,128)	8,493	13,884	6,218
Other, net	6,166	9,242	3,227	820	18,576
Net cash provided by continuing operating activities	212,550	150,343	448,579	508,659	499,068
Net cash provided by (used in) discontinued operating activities	13,313	8,709	38,917	13,680	51,040
Net operating activities	225,863	159,052	487,496	522,339	550,108
Cash Flows from Investing Activities:
Additions to property, plant and equipment	(11,189)	(11,159)	(54,785)	(69,329)	(57,554)
Decrease (increase) in short-term investments			0	3,084	(4,167)
Purchase of subsidiary companies and noncontrolling interests		(14,400)	(14,400)	(877,500)	(9,034)
Purchase of long-term investments			(1,225)	(3,255)	(2,501)
Other, net	20	(1,225)	1,409	(1,690)	1,326
Net cash used in continuing investing activities	(11,169)	(26,784)	(69,001)	(948,690)	(71,930)
Net cash provided by (used in) discontinued investing activities	(4,241)	(5,150)	(22,176)	(11,427)	(19,896)
Net investing activities	(15,410)	(31,934)	(91,177)	(960,117)	(91,826)
Cash Flows from Financing Activities:
Proceeds from long-term debt			0	884,239	80,000
Payments on long-term debt (including dividend to E. W. Scripps in 2008)			0	(80,000)	(506,303)
Premium payment on repurchases of debt			0	0	(22,517)
Dividends paid	(12,633)	(12,378)	(50,080)	(49,507)	(24,554)
Dividends paid to noncontrolling interest	(15,227)	(55,642)	(111,703)	(88,936)	(82,657)
Noncontrolling interest capital contribution	52,804
Change in parent company investment, net			0	0	93,958
Proceeds from employee stock options	10,745	8,817	65,230	27,735	5,873
Deferred loan costs			0	(6,981)	(820)
Other, net	(2,083)	(1,956)	(4,729)	(2,353)	185
Net cash provided by (used in) continuing financing activities	33,606	(61,159)	(101,282)	684,197	(456,835)
Net cash provided by (used in) discontinued financing activities				(21)	(50)
Net financing activities	33,606	(61,159)	(101,282)	684,176	(456,885)
Effect of exchange rate changes on cash and cash equivalents	(292)	632	490	(1,998)	(3,959)
Increase (decrease) in cash and cash equivalents	243,767	66,591	295,527	244,400	(2,562)
Cash and cash equivalents:
Beginning of year	549,897	254,370	254,370	9,970	12,532
End of year	793,664	320,961	549,897	254,370	9,970
Supplemental Cash Flow Disclosures:
Interest paid, excluding amounts capitalized	15,965	167	20,011	902	13,043
Income taxes paid	$ 1,293	$ 19,361	$ 294,702	$ 176,282	$ 142,931

Consolidated and Combined Statements of Accumulated Other Comprehensive Income (Loss) and Shareholders' Equity (USD $) In Thousands	Total	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Parent Company's Net Investment	Accumulated Other Comprehensive Income (loss)	Noncontrolling Interest	Redeemable Noncontrolling Interests (Temporary Equity) [Member]
Balance at Dec. 31, 2007	$ 1,128,386				$ 949,988	$ 41,399	$ 136,999	$ 23,400
Net income generated prior to separation	166,477				119,777		46,700
Net income (loss) generated after separation	(50,529)			(96,220)			45,691
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustment, net of tax	(14,311)					(14,311)
Pension liability adjustment, net of tax	4,399					4,399
Other comprehensive income (loss)	(9,912)
Total comprehensive income (loss)	106,036
Net transfer from parent	552,966				552,966
Dividend to parent	(430,306)				(430,306)
Distribution of SNI common stock to effect the spin-off	1,635	1,635
Transfer of net investment to additional paid-in capital	(1,635)		1,190,790		(1,192,425)
Reverse EITF D-98 adoption adjustments relating to FLN interest acquired	9,000		7,501				1,499	(9,000)
Purchase additional interest in FLN	(1,499)						(1,499)
Redeemable noncontrolling interests fair value adjustments	5,000		5,000					(5,000)
Dividends paid to noncontrolling interest	(82,657)						(82,657)
Dividends paid	(24,554)			(24,554)
Stock-based compensation expense	11,035		11,035
Exercise of employee stock options	5,873	3	5,870
Other stock-based compensation plans, net: shares issued; shares repurchased; shares forfeited	(278)	0	(278)
Tax benefits of compensation plans	12		12
Balance at Dec. 31, 2008	1,279,014	1,638	1,219,930	(120,774)		31,487	146,733	9,400
Net income (loss)	392,549			299,326			93,223	(7,675)
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustment, net of tax	5,660					5,344	316	(19)
Reclassification adjustment for foreign currency translation gains included in net income	(44,423)					(44,423)
Pension liability adjustment, net of tax	4,588					4,588
Other comprehensive income (loss)	(34,175)							(19)
Total comprehensive income (loss)	358,374							(7,694)
Recognize redeemable noncontrolling interests from transactions								99,505
Redeemable noncontrolling interests fair value adjustments	(12,675)		2,517	(15,192)				12,675
Dividends paid to noncontrolling interest	(88,936)						(88,936)
Dividends paid	(49,507)			(49,507)
Settlements with former parent for pre-separation adjustments	3,696		3,696
Stock-based compensation expense	17,487		17,487
Exercise of employee stock options	27,735	11	27,724
Other stock-based compensation plans, net: shares issued; shares repurchased; shares forfeited	(206)	9	(215)
Tax benefits of compensation plans	70		70
Balance at Dec. 31, 2009	1,535,052	1,658	1,271,209	113,853		(3,004)	151,336	113,886
Net income (loss)	99,726			72,458			27,268	(3,944)
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustment, net of tax	565					472	93	(118)
Pension liability adjustment, net of tax	23					23
Other comprehensive income (loss)	588							(118)
Total comprehensive income (loss)	100,314							(4,062)
Redemption of noncontrolling interest in FLN								(14,400)
Redeemable noncontrolling interests fair value adjustments	(9,172)			(9,172)				9,172
Dividends paid to noncontrolling interest	(55,642)						(55,642)
Dividends paid	(12,378)			(12,378)
Stock-based compensation expense	5,574		5,574
Exercise of employee stock options	8,817	3	8,814
Other stock-based compensation plans, net: shares issued; shares repurchased; shares forfeited	(3,028)		(3,028)
Tax benefits of compensation plans	1,296		1,296
Balance at Mar. 31, 2010	1,570,833	1,661	1,283,865	164,761		(2,509)	123,055	104,596
Balance at Dec. 31, 2009	1,535,052	1,658	1,271,209	113,853		(3,004)	151,336	113,886
Net income (loss)	531,021			410,972			120,049	(2,012)
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustment, net of tax	1,048					985	63	(56)
Pension liability adjustment, net of tax	(9,506)					(9,506)
Other comprehensive income (loss)	(8,458)							(56)
Total comprehensive income (loss)	522,563							(2,068)
Additions to noncontrolling interest								957
Redemption of noncontrolling interest in FLN								(14,400)
Redeemable noncontrolling interests fair value adjustments	(59,773)			(59,773)				59,773
Contribution of Cooking Channel to Food Network Partnership			13,772				(13,772)
Dividends paid to noncontrolling interest	(111,703)						(111,703)
Dividends paid	(50,080)			(50,080)
Stock-based compensation expense	21,773		21,773
Exercise of employee stock options	65,230	19	65,211
Other stock-based compensation plans, net: shares issued; shares repurchased; shares forfeited	(7,757)	(1)	(7,756)
Tax benefits of compensation plans	6,841		6,841
Balance at Dec. 31, 2010	1,922,146	1,676	1,371,050	414,972		(11,525)	145,973	158,148
Net income (loss)	142,026			100,525			41,501	3,291
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustment, net of tax	473					359	114	83
Pension liability adjustment, net of tax	54					54
Other comprehensive income (loss)	527							83
Total comprehensive income (loss)	142,553							3,374
Dividends paid to noncontrolling interest	(15,227)						(15,227)
Dividends paid	(12,633)			(12,633)
Stock-based compensation expense	7,126		7,126
Exercise of employee stock options	10,745	3	10,742
Other stock-based compensation plans, net: shares issued; shares repurchased; shares forfeited	(3,404)	2	(3,406)
Tax benefits of compensation plans	2,171		2,171
Contribution by noncontrolling interest to Food Network Partnership	52,804						52,804
Effect of capital contributions to Food Network Partnership			25,368				(25,368)
Balance at Mar. 31, 2011	$ 2,106,281	$ 1,681	$ 1,413,051	$ 502,864		$ (11,112)	$ 199,797	$ 161,522

Consolidated and Combined Statements of Accumulated Other Comprehensive Income (Loss) and Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Share data	3 Months Ended		12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Other comprehensive income (loss), net of tax:
Foreign currency translations arising during period, tax	$ (40)	$ (471)	$ (824)	$ (1,929)	$ (2,241)
Pension liability adjustment, tax	$ (34)	$ (14)	$ 6,031	$ (3,036)	$ (2,043)
Dividends: declared and paid - per share	$ 0.075	$ 0.075	$ 0.3	$ 0.3	$ 0.15
Convert Voting Shares to Class A Common Shares, Shares		120,000	1,979,113	230,000	0
Exercise of employee stock options: shares issued	314,172	308,324	1,952,243	1,142,019	259,559
Other stock-based compensation plans, net: shares issued	177,620	111,542	142,551	947,021	18,715
Other stock-based compensation plans, net: shares repurchased	75,862	80,432	218,676	55,655	17,109
Other stock-based compensation plans, net: shares forfeited	2,801	927	10,282	4,287	16,297

Formation of the Company and Basis of Presentation	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Formation of the Company and Basis of Presentation
Basis of Presentation
The condensed consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q under the Securities Exchange Act of 1934, as amended. These financial statements and the related notes should be read in conjunction with the audited consolidated and combined financial statements and notes thereto included in our 2010 Annual Report on Form 10-K.
In the opinion of management, the accompanying condensed consolidated balance sheets and related interim condensed consolidated statements of operations, cash flows, accumulated other comprehensive income (loss) and shareholders’ equity include all adjustments, consisting only of normal recurring adjustments, necessary for their fair presentation in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Actual results and outcomes may differ from management’s estimates and assumptions.
Interim results are not necessarily indicative of the results that may be expected for any future interim periods or for a full year.

As used in the Notes to the Consolidated and Combined Financial Statements, the terms “we”, “our”, “us” or “the Company” may, depending on the context, refer to Scripps Networks Interactive, Inc., to one or more of its consolidated subsidiary companies or to all of them taken as a whole.
The Separation – On October 16, 2007, The E. W. Scripps Company (“E. W. Scripps”) announced that its Board of Directors had authorized E. W. Scripps management to pursue a plan to separate E. W. Scripps into two independent, publicly-traded companies (the “Separation”) through the spin-off of Scripps Networks Interactive, Inc. (“SNI”) to the E. W. Scripps shareholders. To effect the Separation, Scripps Networks Interactive, Inc., an Ohio corporation, was incorporated on October 23, 2007, as a wholly-owned subsidiary of E. W. Scripps. On June 30, 2008, the assets and liabilities of the Scripps Networks and Interactive Media businesses of E. W. Scripps were transferred to Scripps Networks Interactive, Inc. On July 1, 2008, the spin-off was completed upon E. W. Scripps distributing all of its shares of Scripps Networks Interactive to its common shareholders.
Description of Business – The Company operates in the media industry and has interests in national television networks and internet based media outlets. The Company’s reportable segment is Lifestyle Media. The Lifestyle Media segment includes our national television networks, HGTV, Food Network, Travel Channel, DIY Network (“DIY”), Cooking Channel and Great American Country (“GAC”). Lifestyle Media also includes Web sites that are associated with the aforementioned television brands and other Internet-based businesses, such as HGTVPro.com and FrontDoor.com, serving food, home and travel related categories. See Note 21- Segment Information for additional information about the Company’s reportable segment.
Basis of Presentation – The financial statements for periods prior to June 30, 2008 reflect the financial position, results of operations and cash flows of the Scripps Networks business of E. W. Scripps. The financial statements for periods as of and subsequent to June 30, 2008 reflect the consolidated financial position, results of operations and cash flows for the Company. Various agreements between SNI and E. W. Scripps became effective as of July 1, 2008 as further described in Note 18—Related Party Transactions.
For periods prior to the July 1, 2008 separation date, the combined statements of operations reflect certain general corporate overhead expenses and interest expenses allocated by E. W. Scripps to the Company. Management believes that such allocations are reasonable; however, they are not necessarily indicative of the actual results of the Company had the Company been operating as a separate, stand-alone public company for the periods presented.
Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires us to make a variety of decisions that affect the reported amounts and the related disclosures. Such decisions include the selection of accounting principles that reflect the economic substance of the underlying transactions and the assumptions on which to base accounting estimates. In reaching such decisions, we apply judgment based on our understanding and analysis of the relevant circumstances, including our historical experience, actuarial studies and other assumptions.
Our financial statements include estimates, judgments, and assumptions used in accounting for business acquisitions, dispositions, program assets, asset impairments, revenue recognition, depreciation and amortization, pension plans, share-based compensation, income taxes, redeemable noncontrolling interests in subsidiaries, fair value measurements, and contingencies.
While we re-evaluate our estimates and assumptions on an ongoing basis, actual results could differ from those estimated at the time of preparation of the financial statements.
Principles of Consolidation – The consolidated financial statements include the accounts of Scripps Networks Interactive, Inc. and its majority-owned subsidiary companies after elimination of intercompany accounts and transactions. Consolidated subsidiary companies include general partnerships and limited liability companies in which more than a 50% residual interest is owned. Investments in 20%-to-50%-owned companies and partnerships or companies and partnerships in which we exercise significant influence over the operating and financial policies are accounted for using the equity method. We do not hold any interests in variable interest entities. The results of companies acquired or disposed of are included in the consolidated and combined financial statements from the effective date of acquisition or up to the date of disposal.
Concentration Risks – Approximately 70% of our operating revenues are derived from advertising. Operating results can be affected by changes in the demand for such services both nationally and in individual markets.
The six largest cable television systems and the two largest satellite television systems provide service to more than 95% of homes receiving HGTV and Food Network. The loss of distribution by any of these cable and satellite television systems could adversely affect our business.
Foreign Currency Translation – Substantially all of our international subsidiaries use the local currency of their respective country as their functional currency. Assets and liabilities of such international subsidiaries are translated using end-of-period exchange rates while results of operations are translated based on the average exchange rates throughout the year. Equity is translated at historical exchange rates, with the resulting cumulative translation adjustment included as a component of accumulated other comprehensive income (loss) in shareholders’ equity, net of applicable taxes.

Monetary assets and liabilities denominated in currencies other than the functional currency are remeasured into the functional currency using end-of-period exchange rates. Gains or losses resulting from such remeasurement are recorded in income. Foreign exchange gains and losses are included in Miscellaneous, net in the consolidated and combined statements of operations.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Summary of Significant Accounting Policies
Cash and Cash Equivalents – Cash and cash equivalents consist of cash on hand and marketable securities with an original maturity of less than three months. Cash equivalents, which primarily consist of money market funds, are carried at cost plus accrued income, which approximates fair value. As of December 31, 2010 and 2009, approximately  $180 million of cash is restricted in use to the operations of the Travel Channel.
Trade Receivables – We extend credit to customers based upon our assessment of the customer’s financial condition. Collateral is generally not required from customers. Allowances for credit losses are generally based upon trends, economic conditions, review of aging categories, specific identification of customers at risk of default and historical experience.
Property and Equipment – Property and equipment, which includes internal use software, is carried at historical cost less depreciation. Costs incurred in the preliminary project stage to develop or acquire internal use software or Internet sites are expensed as incurred. Upon completion of the preliminary project stage and upon management authorization of the project, costs to acquire or develop internal use software, which primarily include coding, designing system interfaces, and installation and testing, are capitalized if it is probable the project will be completed and the software will be used for its intended function. Costs incurred after implementation, such as maintenance and training, are expensed as incurred.
Depreciation is computed using the straight-line method over estimated useful lives as follows:

Buildings and improvements	35 - 45 years
Leasehold improvements	Term of lease or useful life
Program production equipment	3 to 15 years
Computer hardware and software	3 to 5 years
Office and other equipment	3 to 10 years
Programs and Program Licenses – Programming is either produced by us or for us by independent production companies, or is licensed under agreements with independent producers.
Costs of programs produced by us or for us include capitalizable direct costs, production overhead, development costs and acquired production costs. Costs to produce live programming that is not expected to be rebroadcast are expensed as incurred. Production costs for programs produced by us or for us are capitalized. Program licenses generally have fixed terms, limit the number of times we can air the programs and require payments over the terms of the licenses. Licensed program assets and liabilities are recorded when the programs become available for broadcast. Program licenses are not discounted for imputed interest. Program assets are amortized to expense over the estimated useful lives of the programs based upon future cash flows. The amortization of program assets generally results in an accelerated method over the estimated useful lives.
Estimated future cash flows can change based upon market acceptance, advertising and network affiliate fee rates, the number of cable and satellite television subscribers receiving our networks and program usage. Accordingly, we periodically review revenue estimates and planned usage and revise our assumptions if necessary. If actual demand or market conditions are less favorable than projected, a write-down to fair value may be required. Development costs for programs that we have determined will not be produced are written off.
The portion of the unamortized balance expected to be amortized within one year is classified as a current asset.
Program rights liabilities payable within the next twelve months are included in program rights payable. Noncurrent program rights liabilities are included in other noncurrent liabilities. The carrying value of our program rights liabilities approximate fair value.
Goodwill – Goodwill represents the cost of acquisitions in excess of the fair value of the acquired businesses’ tangible assets and separately identifiable intangible assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually at the reporting unit level. We perform our annual impairment review during the fourth quarter. A reporting unit is defined as operating segments or groupings of businesses one level below the operating segment level. The Company’s reporting unit is Lifestyle Media.
Amortizable Intangible Assets – The Company’s amortizable intangible assets consist, mainly, of the value assigned to acquired network distribution relationships, customer lists and trade names.
Network distribution intangible assets represent the value assigned to an acquired programming service’s relationships with cable and satellite television systems that distribute its programs. These relationships and distribution provide the opportunity to deliver advertising to viewers. We amortize these contractual relationships on a straight line basis, over the terms of the distribution contracts and expected renewal periods, which approximate 20 years.
Customer lists, trade names and other intangible assets are amortized in relation to their expected future cash flows over estimated useful lives of up to 20 years.
Impairment of Long-Lived Assets – Long-lived assets (primarily property and equipment, amortizable intangible assets and network distribution incentives) are reviewed for impairment whenever events or circumstances indicate the carrying amounts of the assets may not be recoverable. Recoverability is determined by comparing the forecasted undiscounted cash flows of the operation to which the assets relate to the carrying amount of the assets. If the undiscounted cash flow is less than the carrying amount of the assets, then amortizable intangible assets are written down first, followed by other long-lived assets of the operation, to fair value. Fair value is determined based on a combination of discounted cash flows, market multiples and other indicators. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.
Income Taxes – Consolidated subsidiary companies include general partnerships and limited liability companies which are treated as partnerships for tax purposes. Income taxes on partnership income and losses accrue to the individual partners. Accordingly, our financial statements do not include a provision (benefit) for income taxes on the noncontrolling partners’ share of the income (loss) of those consolidated subsidiary companies.
No provision for U.S. or foreign income taxes that could result from remittance of undistributed earnings of our foreign subsidiaries has been made as management intends to reinvest these earnings outside the United States indefinitely.
Deferred income taxes are provided for temporary differences between the tax basis and reported amounts of assets and liabilities that will result in taxable or deductible amounts in future years. Our temporary differences primarily result from accelerated depreciation and amortization for tax purposes, investment gains and losses not yet recognized for tax purposes and accrued expenses not deductible for tax purposes until paid. A valuation allowance is provided if it is more likely than not that some or all of the deferred tax assets will not be realized.
We report a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. Interest and penalties associated with such tax positions are included in the tax provision. The liability for additional taxes and interest is included in other long-term liabilities.
Revenue Recognition – Revenue is recognized when persuasive evidence of a sales arrangement exists, delivery occurs or services are rendered, the sales price is fixed or determinable and collectability is reasonably assured. Revenue is reported net of our remittance of sales taxes, value added taxes and other taxes collected from our customers.
Our primary sources of revenue are from:

•	The sale of television and Internet advertising.

•	Fees for programming services (“network affiliate fees”).
Revenue recognition policies for each source of revenue are described below.
Advertising: Advertising revenue is recognized, net of agency commissions, when the advertisements are displayed. Internet advertising includes fixed duration campaigns whereby a banner, text or other advertisement appears for a specified period of time for a fee, impression-based campaigns where the fee is based upon the number of times the advertisement appears in Web pages viewed by a user, and click-through based campaigns where the fee is based upon the number of users who click on an advertisement and are directed to the advertisers’ Web site. Advertising revenue from fixed duration campaigns are recognized over the period in which the advertising appears. Internet advertising revenue that is based upon the number of impressions delivered or the number of click-throughs is recognized as impressions are delivered or click-throughs occur.
Advertising contracts may guarantee the advertiser a minimum audience for the programs in which their advertisements are broadcast over the term of the advertising contracts. We provide the advertiser with additional advertising time if we do not deliver the guaranteed audience size. The amount of additional advertising time is generally based upon the percentage shortfall in audience size. If we determine we have not delivered the guaranteed audience, an accrual for “make-good” advertisements is recorded as a reduction of revenue. The estimated make-good accrual is adjusted throughout the terms of the advertising contracts.
Network Affiliate Fees: Cable and satellite television systems generally pay a per-subscriber fee (“network affiliate fees”) for the right to distribute our programming under the terms of long-term distribution contracts. Network affiliate fees are reported net of volume discounts earned by cable and satellite television system operators and net of incentive costs offered to system operators in exchange for initial long-term distribution contracts. Such incentives may include an initial period in which the payment of network affiliate fees by the system is waived (“free period”), cash payments to system operators (“network launch incentives”), or both. We recognize network affiliate fees as revenue over the terms of the contracts, including any free periods. Network launch incentives are capitalized as assets upon launch of our programming on the cable or satellite television system and are amortized against network affiliate fees based upon the ratio of each period’s revenue to expected total revenue over the terms of the contracts.
Network affiliate fees due to us, net of applicable discounts, are reported to us by cable and satellite television systems. Such information is generally not received until after the close of the reporting period. Therefore, reported network affiliate fee revenues are based upon our estimates of the number of subscribers receiving our programming and the amount of volume-based discounts each cable and satellite television provider is entitled to receive. We subsequently adjust these estimated amounts based upon the actual amounts of network affiliate fees received.

Marketing and Advertising Costs – Marketing and advertising costs include costs incurred to promote our businesses and to attract traffic to our Internet sites. Advertising production costs are deferred and expensed the first time the advertisement is shown. Other marketing and advertising costs are expensed as incurred.
Stock-Based Compensation – We have a Long-Term Incentive Plan (the “Plan”) which is described more fully in Note 23— Capital Stock and Stock Compensation Plans. The Plan provides for the award of incentive and nonqualified stock options, stock appreciation rights, restricted and unrestricted Class A Common shares and restricted and performance-based restricted units to key employees and non-employee directors.
Compensation cost is based on the grant-date fair value of the award. The fair value of awards that grant the employee the right to the appreciation of the underlying shares, such as stock options, is measured using a binomial lattice model. The fair value of awards that grant the employee the underlying shares is measured by the fair value of a Class A Common share.
Certain awards of Class A Common shares have performance and service conditions under which the number of shares granted is determined by the extent to which such conditions are met (“Performance Shares”). Compensation costs for such awards are measured by the grant-date fair value of a Class A Common share and the number of shares earned. In periods prior to completion of the performance period, compensation costs are based upon estimates of the number of shares that will be earned.
Compensation costs attributed to nonqualified stock options, net of estimated forfeitures due to termination of employment, are recognized on a straight-line basis over the requisite service period of the award. The requisite service period is generally the vesting period stated in the award. However, because stock compensation grants, excluding stock units, vest upon the retirement of the employee, grants to retirement-eligible employees are expensed immediately and grants to employees who will become retirement eligible prior to the end of the stated vesting period are expensed over such shorter period.
Compensation costs attributed to stock units, net of estimated forfeitures due to termination of employment or failure to meet performance targets, are recognized according to the graded vesting over the requisite service period.
Net Income Per Share – The computation of basic earnings per share (“EPS”) is calculated by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding, including participating securities outstanding. Diluted EPS is similar to basic EPS, but adjusts for the effect of the potential issuance of common shares. We include all unvested stock awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid, in the number of shares outstanding in our basic and diluted EPS. The calculation of basic and diluted EPS and shares outstanding for the periods presented prior to July 1, 2008 is based on the number of shares outstanding at June 30, 2008. There is no dilutive impact from common stock equivalents for periods prior to July 1, 2008, as we had no dilutive equity awards outstanding. The dilutive effect of our share-based awards issued in connection with the conversion (refer to Note 23—Capital Stock and Stock Compensation Plans for further discussion of conversion of E. W. Scripps awards upon separation) and for future Company grants are included in the computation of diluted EPS in periods subsequent to June 30, 2008.
The following table presents information about basic and diluted weighted-average shares outstanding:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Basic weighted-average shares outstanding	166,800	164,921	163,245
Effect of dilutive securities:
Unvested performance share awards and share units held by employees	131	147	344
Stock options held by employees and directors	1,078	313	542
Diluted weighted-average shares outstanding	168,009	165,381	164,131
Anti-dilutive stock securities	2,513	6,214	13,245

Accounting Standards Updates and Recently Issued Accounting Standards Updates	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Accounting Standards Updates and Recently Issued Accounting Standards Updates
Recently Issued Accounting Standards Updates
In January 2010, an update was issued to the Fair Value Measurements Disclosures Topic, ASC 820, which requires new disclosures for fair value measurements and provides clarification for existing disclosure requirements. More specifically, this update will require (a) an entity to disclose separately the amounts of significant transfers in and out of Levels 1 and 2 fair value measurements and to describe the reasons for the transfers; and (b) information about purchases, sales, issuances and settlements to be presented separately (i.e. present the activity on a gross basis rather than net) in the reconciliation for fair value measurements using significant unobservable inputs (Level 3 inputs). This update clarifies existing disclosure requirements for the level of disaggregation used for classes of assets and liabilities measured at fair value and requires disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements using Level 2 and Level 3 inputs. This update was effective for us on January 1, 2010, except for Level 3 reconciliation disclosures which was effective for us on January 1, 2011. The update did not have an impact on the disclosures in our condensed consolidated financial statements.
In December 2010, an update was made to the Intangibles-Goodwill and Other Topic, ASC 350, which provides guidance for all entities that have recognized goodwill and have one or more reporting units whose carrying amount for purposes of performing Step 1 of the goodwill impairment test is zero or negative. The update modifies Step 1 so that for those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This update become effective for us on January 1, 2011 and did not have an impact on our condensed consolidated financial statements.

Accounting Standards Updates

In December 2007, an update was made to the Accounting Standards Codification (“ASC”) Consolidation Topic, ASC 810 (“ASC 810 Update”), which establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and also requires that a retained noncontrolling interest upon the deconsolidation of a subsidiary be initially measured at its fair value. We adopted the ASC 810 Update on January 1, 2009 and reported our noncontrolling interests (previously reported as minority interest liability) as a separate component of shareholders’ equity. Net income allocable to the noncontrolling interests and net income attributable to the shareholders of the Company are also presented separately in the consolidated and combined statements of operations. The ASC 810 Update also requires retrospective adoption of the presentation and disclosure requirements for existing noncontrolling interests; while all other requirements of the update are to be applied prospectively.
The December 2007 ASC 810 Update also provides transition guidance for the Distinguishing Liabilities from Equity Topic, ASC 480 (“ASC 480 Transition”). The ASC 480 Transition guidance is applicable for all noncontrolling interests where the Company is subject to a put option under which it may be required to repurchase an interest in a consolidated subsidiary from the noncontrolling interest holder. As of January 1, 2009, the Company was subject to a redeemable put option for a residual interest in Fine Living Network (“FLN”). The ASC 480 Transition guidance requires these redemption rights to be recorded retrospectively for all periods presented with the offset being recorded against a company’s additional paid-in capital or retained earnings balance. As a result of adoption, our consolidated balance sheet at January 1, 2009, included a redeemable noncontrolling interest balance of  $9.4 million.
In January 2010, an update was issued to the Fair Value Measurements and Disclosures Topic, ASC 820, which requires new disclosures for fair value measurements and provides clarification for existing disclosures requirements. More specifically, this update requires (a) an entity to disclose separately the amounts of significant transfers in and out of Levels 1 and 2 fair value measurements and to describe the reasons for the transfers; and (b) information about purchases, sales, issuances and settlements to be presented separately (i.e. present the activity on a gross basis rather than net) in the reconciliation for fair value measurements using significant unobservable inputs (Level 3 inputs). This update clarifies existing disclosure requirements for the level of disaggregation used for classes of assets and liabilities measured at fair value and requires disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements using Level 2 and Level 3 inputs. This update was effective for us on January 1, 2010, except for Level 3 reconciliation disclosures which will be effective for us on January 1, 2011. The update did not have a material impact on our disclosures to our consolidated and combined financial statements.
Recently Issued Accounting Standards Updates
In December 2010, an update was made to the Intangibles—Goodwill and Other Topic, ASC 350, which provides guidance for all entities that have recognized goodwill and have one or more reporting units whose carrying amount for purposes of performing Step 1 of the goodwill impairment test is zero or negative. The update modifies Step 1 so that for those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This update will become effective for us on January 1, 2011. We do not expect the adoption of this update will have a material impact on our consolidated and combined financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Acquisitions
Travel Channel – On December 15, 2009 we acquired a 65% controlling interest in the Travel Channel (the “Travel Channel Acquisition”). The transaction was structured as a leveraged joint venture between SNI and Cox TMI, Inc., a wholly owned subsidiary of Cox Communications, Inc. (“Cox”). Pursuant to the terms of the transaction, Cox contributed the Travel Channel, valued at  $975 million, and SNI contributed  $181 million in cash to a newly created partnership. The partnership also completed a private placement of  $885 million aggregate principal amount of notes (“Senior Notes”) that were guaranteed by SNI. Cox agreed to indemnify SNI for payments made in respect of SNI’s guarantee. (See Note 15—Long-Term Debt for additional details). Proceeds from the issuance of the Senior Notes totaling  $877.5 million were distributed to Cox. In connection with the transaction, SNI received a 65% controlling interest in Travel Channel and Cox retained a 35% noncontrolling interest in the business. The transaction provided a unique opportunity to meaningfully expand SNI’s portfolio into a lifestyle category that is highly desirable to media consumers, advertisers and programming distributors. As part of the transaction, the partnership incurred financing and transaction related costs of approximately  $22.3 million. Approximately  $10.2 million of these costs are included in the caption other costs and expenses and  $12.1 million are included in the caption Travel Channel financing costs in our consolidated and combined statement of operations for the year ended December 31, 2009. Debt issuance costs of  $6.1 million were incurred in connection with the issuance of the Senior Notes and were capitalized in the caption other assets in our consolidated balance sheet.
The following table summarizes the fair values of the Travel Channel assets acquired and liabilities assumed recognized at the closing date, as well as the fair value at the closing date of the noncontrolling interest. The allocation of the purchase price reflects final values assigned which may differ from preliminary values reported in the financial statements for prior periods.

(in thousands)	2009
Travel Channel
Accounts receivable	$53,135
Other current assets	438
Programs and program licenses	75,250
Property and equipment	12,151
Amortizable intangible assets	612,278
Other assets	117
Current liabilities	(18,465)
Other long-term obligations	(2,193)

Total identifiable net assets	732,711
Goodwill	242,289

Fair value of Travel Channel net assets	975,000
Noncontrolling interest	(97,500)

Total consideration distributed to Cox	$877,500

The goodwill of  $242.3 million arising from the Travel Channel Acquisition consists largely of the synergies and economies of scale expected from operating the Travel Channel as part of SNI. All of the goodwill was assigned to SNI’s Lifestyle Media segment. Although the Travel Channel Acquisition did not result in a step up of the tax basis of Travel Channel’s assets, through special partnership allocations, we will receive tax deductions generally equivalent in amount to the deductions that would have resulted from a step up in tax basis.
We determine deferred taxes with regard to investments in partnerships based on the difference between the outside tax basis and the investment account balance. At the time of this transaction there was no outside basis difference and, therefore, no corresponding deferred tax asset or liability was recognized as an adjustment to the aggregate fair value of the Travel Channel net assets.
The following table presents the amounts of Travel’s revenue and earnings included in SNI’s consolidated and combined statement of operations for the year ended December 31, 2009, and the revenue and income from continuing operations of the combined entity had the acquisition date been January 1, 2009. These pro forma results include adjustments for interest expense that would have been incurred to finance the transaction and reflect purchase accounting adjustments for additional amortization expense on acquired intangible assets. The pro forma results exclude the  $22.3 million of financing and other transaction related costs that were expensed in conjunction with the transaction. The pro forma information is not necessarily indicative of the results that would have occurred had the acquisition been completed at January 1, 2009.

(in thousands)	Revenue	Income (loss) from continuing operations attributable to SNI	Earnings per SNI common shareholders
Actual from 12/15/2009 - 12/31/2009	$11,481	$(4,450)
Supplemental pro forma 1/1/2009 -12/31/2009 (unaudited)	1,584,199	271,355	$1.64

FLN – In January of 2010, we acquired the remaining 6% residual interest in FLN for cash consideration of  $14.4 million. In the third quarter of 2008, we had previously acquired a 4% interest in FLN for cash consideration of  $9.0 million.

Discontinued Operations	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Discontinued Operations
During the second quarter of 2011, our Board of Directors approved the sale of our Shopzilla business and its related online comparison shopping brands. We received consideration totaling approximately  $160 million upon finalizing the sale of the business on May 31, 2011. The Shopzilla business' assets, liabilities and results of operations have been retrospectively presented as discontinued operations within our condensed consolidated financial statements for all periods.
Operating results of our discontinued operations were as follows:

(in thousands)	Three months ended March 31,
	2011	2010
Operating revenues	$55,136	$37,606

Income (loss) from discontinued operations, before tax	$1,751	(4,010)
Income tax (benefit)	986	(1,477)

Income (loss) from discontinued operations, net of tax	$765	$(2,533)

Assets and liabilities of our discontinued operations consisted of the following:

(in thousands)	As of
	March 31, 2011	December 31, 2010
Assets:
Accounts receivable	$23,745	$33,342
Other current assets	3,164	4,297
Property and equipment, net	32,849	33,470
Goodwill	156,018	156,018
Other intangible assets, net	31,553	34,910
Other non-current assets	231	231

Assets of discontinued operations	$247,560	$262,268

Liabilities:
Accounts payable	$1,018	$1,047
Accrued marketing and advertising costs	10,550	11,895
Other current liabilities	11,658	16,471
Deferred income taxes	14,167	14,633

Liabilities of discontinued operations	$37,393	$44,046

During the second quarter of 2011, our Board of Directors approved the sale of our Shopzilla business and its related online comparison shopping brands. We received consideration totaling approximately  $160 million upon finalizing the sale of the business on May 31, 2011.
Our uSwitch business was sold during the fourth quarter of 2009 for approximately  $10.3 million in cash.
The assets, liabilities and results of operations for our Shopzilla and uSwitch business’ have been retrospectively presented as discontinued operations within our consolidated and combined financial statements for all periods presented.
Operating results of our discontinued operations were as follows:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Operating revenues:
Shopzilla	$184,469	$173,920	$236,133
uSwitch		22,732	39,938

Total operating revenues	$184,469	$196,652	$276,071

Income (loss) from discontinued operations, before tax:
Shopzilla:
Income (loss) from operations	$4,243	$(10,935)	$(219,556)
uSwitch:
Income (loss) from operations	714	(4,131)	(986)
Gain on divestiture		28,668

Income (loss) from discontinued operations, before tax	4,957	13,602	(220,542)
Income taxes (benefit)	(7,818)	(10,813)	9,083

Income (loss) from discontinued operations, net of tax	$12,775	$24,415	$(229,625)

The income tax benefit recorded during 2010 reflects a reduction in the valuation allowance on the deferred tax asset resulting from the uSwitch sale in December 2009. The reduction in the valuation allowance is attributed to the partial utilization of the uSwitch capital loss against gains that were generated in periods prior to the Company’s separation from E.W. Scripps. In accordance with the tax allocation agreement with E.W. Scripps, we were notified in 2010 that these capital gains were available for use by SNI. The income tax benefit increased income from discontinued operations  $9.3 million.
The gain on the uSwitch divestiture in 2009 reflects the recognition of  $44.4 million in foreign currency translation gains that were previously recognized in equity as a component of accumulated other comprehensive income. The foreign currency translation gain was partially offset by a  $6.8 million charge recorded for lease obligations we retained in the sale and an  $8.9 million loss that was recognized on the sale of uSwitch’s net assets.
Operating results of our discontinued operations in 2008 include a non-cash charge of  $244 million to write-down Shopzilla’s goodwill.
Assets and liabilities of our discontinued operations consisted of the following:

(in thousands)	As of December 31,
	2010	2009
Assets:
Accounts receivable	$33,342	$21,044
Other current assets	4,297	3,649
Property and equipment, net	33,470	30,960
Goodwill	156,018	156,018
Other intangible assets, net	34,910	49,245
Other non-current assets	231	258

Assets of discontinued operations	$262,268	$261,174

Liabilities:
Accounts payable	$1,047	$605
Accrued marketing and advertising costs	11,895	8,439
Other current liabilities	16,471	11,319
Deferred income taxes	14,633	19,692

Liabilities of discontinued operations	$44,046	$40,055

Transaction Costs and Other Charges and Credits	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Transaction Costs and Other Charges and Credits
Food Network Partnership noncontrolling interest - During 2010, we completed the rebranding of the Fine Living Network ("FLN") to the Cooking Channel and subsequently contributed the membership interest of the Cooking Channel to the Food Network Partnership (the "Partnership") in August of 2010. In accordance with the terms of the Partnership agreement, the noncontrolling interest owner was required to make a pro-rata capital contribution to maintain its proportionate interest in the Partnership. At the close of our 2010 fiscal year, the noncontrolling owner had not made the required  $52.8 million contribution, and its ownership interest in the Partnership was diluted from 31 percent to 25 percent. Accordingly, for the four months following the Cooking Channel contribution, profits were allocated to the noncontrolling owner at its reduced ownership percentage, reducing net income attributed to noncontrolling interest by  $8.0 million in 2010.
In February 2011, the noncontrolling owner made the  $52.8 million pro-rata contribution to the Partnership and its ownership interest was returned to the pre-dilution percentage as if this pro-rata contribution had been made as of the date of the Cooking Channel contribution. The retroactive impact of restoring the noncontrolling owner's interest in the Partnership increased net income attributable to noncontrolling interest  $8.0 million in the first quarter of 2011. Net income attributable to SNI was decreased  $4.7 million.
Travel Channel and other costs - Operating results in the first quarter of 2010 include  $15.5 million of costs incurred related to the Travel Channel integration. Operating results in 2010 also include  $11.0 million of marketing and legal expenses incurred to support the company's affiliate agreement renewal negotiations for Food Network and HGTV. These items reduced net income attributable to SNI  $12.1 million.

Income from continuing operations was affected by the following:
Food Network Partnership noncontrolling interest – During 2010, we completed the rebranding of the Fine Living Network (“FLN”) to the Cooking Channel and subsequently contributed the membership interest of the Cooking Channel to the Food Network Partnership (the “Partnership”) in August of 2010. In accordance with the terms of the Partnership agreement, the noncontrolling interest owner is required to make a pro-rata capital contribution to maintain its proportionate interest in the Partnership. At the close of our 2010 fiscal year, the noncontrolling owner had not made a capital contribution which resulted in its ownership interest in the Partnership being diluted from 31% to 25%. Accordingly, for the four months following the Cooking Channel contribution, profits were allocated to the noncontrolling owner at its reduced ownership percentage, reducing net income attributed to noncontrolling interest by  $8.0 million in 2010. Net income attributable to SNI was increased  $4.7 million.
Travel Channel and other costs – Operating results include  $29.9 million of transition costs following our acquisition of a controlling interest in the Travel Channel in December 2009. Operating results also include  $11.0 million of marketing and legal expenses incurred to support the Company’s affiliate agreement renewal negotiations for Food Network and HGTV. These items reduced net income attributable to SNI  $17.8 million.
During the fourth quarter of 2009, we incurred financing and other transaction related costs of  $22.3 million associated with our acquisition of a 65% controlling interest in the Travel Channel and  $4.0 million of costs related to international investments. These items reduced net income attributable to SNI  $13.9 million.
Income tax adjustments – In the fourth quarter of 2010, we reached agreement with certain state tax authorities on income tax positions taken in our prior period tax re-
turns. The settlements and related remeasurements of our liability for uncertain tax positions provided an income tax benefit of  $17.2 million in the fourth quarter.
During the third quarter 2010, a favorable adjustment was recorded to the income tax provision attributed to changes in both estimated foreign tax credits and state apportionment factors reflected in our filed tax returns. Year-to-date net income attributable to SNI was increased by  $4.3 million.
Our tax provision in 2009 includes adjustments that were primarily attributed to differences identified between our prior year tax provision and tax returns. Net income attributable to SNI was increased by  $6.7 million.

Cooking Channel rebranding – During the fourth quarter of 2009, we announced that FLN would be rebranded as The Cooking Channel. The Cooking Channel rebranding was completed in the second quarter of 2010. As a result of the decision to rebrand FLN, we completed an analysis of FLN’s programming library and recorded a non-cash charge of  $21.1 million in the fourth quarter of 2009 to write-off FLN programming rights. The charge reduced net income attributable to SNI  $12.1 million.
Separation from E. W. Scripps – As a result of the distribution of SNI to the shareholders of E. W. Scripps, SNI employees holding share-based equity awards, including share options and restricted shares, received modified awards in our Company’s stock. Under share-based equity accounting guidance, the adjustment to the outstanding share-based equity awards is considered a modification and incremental stock-based compensation expense is recognized to the extent that the fair value of the awards immediately prior to the modification is less than the fair value of the awards immediately after the modification. In 2008, we recorded a non-cash charge of  $4.9 million related to the modification of these stock-based awards. Net income attributable to SNI was reduced by  $3.2 million.
In the second quarter of 2008, E. W. Scripps redeemed its outstanding notes which were previously allocated to us in our combined financial statements. The associated loss on extinguishment from such redemption, which was not deductible for income tax purposes, has been allocated to us in our statement of operations resulting in a reduction to net income attributable to SNI of  $26.4 million.

Income Taxes	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Income Taxes
We file a consolidated U.S. federal income tax return, unitary tax returns in certain states, and separate state income tax returns for certain of our subsidiary companies in other states. Included in our federal and state income tax returns is our proportionate share of the taxable income or loss of partnerships and limited liability companies that are treated as partnerships for tax purposes (“pass-through entities”). Our consolidated and combined financial statements do not include any provision (benefit) for income taxes on the income (loss) of pass-through entities attributed to the noncontrolling interests.
Food Network and Cooking Channel are operated under the terms of a general partnership agreement. The Travel Channel is a limited liability company and treated as a partnership for tax purposes.
A reconciliation of amounts included in income from continuing operations before income taxes and the income (loss) allocated to us for tax purposes is as follows:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Income allocated to SNI	$617,765	$441,858	$437,254
Income of pass-through entities allocated to noncontrolling interests	117,896	89,334	92,607

Income from continuing operations before income taxes	$735,661	$531,192	$529,861

The provision for income taxes consisted of the following:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Current:
Federal	$189,890	$170,451	$138,540
Tax benefits from NOLs	(85)	(85)	(3,003)

Federal, net	189,805	170,366	135,537

State and local	38,943	17,693	25,532
Tax benefits from NOLs	(2,794)	(5,097)	(2,744)

State and local, net	36,149	12,596	22,788

Foreign	724	—	(4,777)

Total	226,678	182,962	153,548
Tax benefits of compensation plans allocated to additional paid-in capital	6,841	70	12

Total current income tax provision	233,519	183,032	153,560

Deferred:
Federal	(19,930)	(12,626)	24,936
Other	631	5,292	5,594

Total	(19,299)	(7,334)	30,530
Deferred tax allocated to other comprehensive income	5,207	(4,965)	198

Total deferred income tax provision	(14,092)	(12,299)	30,728

Provision for income taxes	$219,427	$170,733	$184,288

The difference between the statutory rate for federal income tax and the effective income tax rate was as follows:

	For the years ended December 31,
	2010	2009	2008
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Effect of:
U.S. state and local income taxes, net of federal income tax benefit	3.3	3.2	2.9
Income of pass-through entities allocated to noncontrolling interests	(5.6)	(5.6)	(5.6)
Section 199 - Production Activities Deduction	(2.7)	(1.8)	(1.4)
Non-deductible debt extinguishment loss			1.6
Miscellaneous	(0.2)	1.3	2.3

Effective income tax rate	29.8%	32.1%	34.8%

We believe adequate provision has been made for all open tax years.

The approximate effect of the temporary differences giving rise to deferred income tax liabilities (assets) were as follows:

(in thousands)	As of December 31,
	2010	2009
Deferred tax assets:
Accrued expenses not deductible until paid	$(4,206)	$(3,872)
Deferred compensation and retiree benefits not deductible until paid	(43,823)	(37,736)
Tax basis capital loss and credit carryforwards	(129,888)	(139,804)
State and foreign net operating loss carryforwards	(17,469)	(17,774)
Other temporary differences, net	(3,918)	(1,833)

	(199,304)	(201,019)

Deferred tax liabilities:
Property, plant and equipment	11,737	7,356
Goodwill and other intangible assets	28,433	20,630
Investments, primarily gains and losses not yet recognized for tax purposes	62,273	73,711
Programs and program licenses	26,852	41,182

	129,295	142,879

Valuation allowance for deferred tax assets	146,590	154,020

Net deferred tax liability	$76,581	$95,880

At December 31, 2010, we had  $61.9 million of net operating loss and non-deductible interest expense carryforwards related to our U.K. subsidiaries. Although these carryforwards are subject to unlimited carryforward periods, the deferred tax assets for these items have been reduced by a valuation allowance of  $16.7 million as it is more likely than not that these loss carryforwards will not be realized.
uSwitch was sold December 23, 2009 resulting in a capital loss of  $374 million. A portion of the capital loss was carried back to earlier tax years in 2010, however no capital gains are expected in the remaining carryforward period. Therefore, a valuation allowance of  $130 million has been recorded on the deferred tax asset for the loss as it is more likely than not that the capital loss will not be utilized.
There are no undistributed earnings of foreign subsidiaries that could be subject to additional U.S. or foreign tax.
A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

(in thousands)
	2010	2009	2008
Gross unrecognized tax benefits - beginning of year	$61,201	$62,136	$51,380
Increases in tax positions for prior years	6,552	11,141	7,499
Decreases in tax positions for prior years	(3,411)	(16,337)	(2,215)
Increases in tax positions for current year	20,950	16,787	15,424
Settlements	(11,385)	(1,309)	(721)
Lapse in statute of limitations	(12,307)	(11,217)	(9,231)

Gross unrecognized tax benefits - end of year	$61,600	$61,201	$62,136

The total amount of net unrecognized tax benefits that, if recognized, would affect the effective tax rate was  $39.4 million at December 31, 2010,  $44.5 million at December 31, 2009 and  $40.9 million at December 31, 2008. We accrue interest and penalties related to unrecognized tax benefits in our provision for income taxes. Related to the amounts above, we recognized an interest benefit of  $1.7 million in 2010,  $0.2 million in 2009, and  $1.1 million in 2008. Included in the balance of unrecognized tax benefits at December 31, 2010, December 31, 2009, and December 31, 2008, respectively, are  $5.0 million,  $7.6 million, and  $7.9 million of liabilities for interest.
We file income tax returns in the U.S. and in various state, local and foreign jurisdictions. We are routinely examined by tax authorities in these jurisdictions. As of December 31, 2010, we had been examined by the Internal Revenue Service (“IRS”) through calendar year 2006. In addition, there are state examinations currently in progress. It is possible that these examinations may be resolved within twelve months. Due to the potential for resolution of these examinations, and the expiration of various statutes of limitation, it is reasonably possible that our gross unrecognized tax benefits balance may change within the next twelve months by a range of zero to  $14.7 million.
Our tax years for 2007 and forward are subject to examination by the tax authorities. With a few exceptions, the Company is no longer subject to federal, state, local or foreign examinations by tax authorities for years prior to 2006.

Investments	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Investments
The approximate ownership interest in each of our equity method investments and their respective investment balances were as follows:

(in thousands)	Ownership Interest	As of December 31,
		2010	2009
HGTV Canada	33.00%	$23,569	$25,667
Food Canada	29.00%	13,230	12,986
Fox-BRV Southern Sports Holdings	7.25%	9,239	7,562
Food Network Magazine JV	50.00%	2,318
Other		180	180

Total investments		$48,536	$46,395

We regularly review our investments to determine if there have been any other-than-temporary declines in value. These reviews require management judgments that often include estimating the outcome of future events and determining whether factors exist that indicate impairment has occurred. We evaluate among other factors, the extent to which costs exceed fair value; the duration of the decline in fair value below cost; and the current cash position, earnings and cash forecasts and near term prospects of the investee. No impairments were recognized on any of our equity method investments in 2010, 2009, or 2008.
In 2008, we entered into a joint venture with Hearst Corporation for the publication of the Food Network Magazine. We have a 50% ownership interest in the joint venture.

Fair Value Measurement	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Fair Value Measurement
Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets and liabilities carried at fair value are classified in one of three categories which are described below.

.	Level 1 - Quoted prices in active markets for identical assets or liabilities.

.	Level 2 - Inputs, other than quoted market prices in active markets, that are observable either directly or indirectly.

.	Level 3 - Unobservable inputs based on our own assumptions.

There have been no transfers of assets or liabilities between the fair value measurement classifications for the three months ended March 31, 2011. The following table sets forth our assets and liabilities that are measured at fair value on a recurring basis at March 31, 2011:

(in thousands)
	Total	Level 1		Level 2	Level 3
Assets:
Cash and cash equivalents	$706,700		$706,700	$	$

Temporary equity:
Redeemable noncontrolling interests	$161,522	$		$		$161,522

The following table sets forth our assets and liabilities that are measured at fair value on a recurring basis at December 31, 2010:

(in thousands)
	Total	Level 1		Level 2	Level 3
Assets:
Cash and cash equivalents	$485,465		$485,465	$	$

Temporary equity:
Redeemable noncontrolling interests	$158,148	$		$		$158,148

We determine the fair value of the redeemable noncontrolling interests by using market data, appraised values, discounted cash flow analyses or by applying comparable market multiples to the respective businesses' current forecasted results (Refer to Note 9-Redeemable Noncontrolling Interests and Noncontrolling Interest for additional information).
The following table summarizes the activity for account balances whose fair value measurements are estimated utilizing level 3 inputs:

(in thousands)	Redeemable Noncontrolling Interests
	Three Months Ended March 31,
	2011	2010
Beginning period balance	$158,148	$113,886
Redemption of noncontrolling interest		(14,400)
Net income (loss)	3,291	(3,944)
Noncontrolling interest share of foreign currency translation	83	(118)
Fair value adjustment		9,172

Ending period balance	$161,522	$104,596

The net income (loss) amounts reflected in the table above are reported within the "net income attributable to noncontrolling interests" line in our condensed consolidated statements of operations.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets and liabilities carried at fair value are classified in one of the three categories which are described below:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities.

•	Level 2 — Inputs, other than quoted market prices in active markets, that are observable either directly or indirectly.

•	Level 3 — Unobservable inputs based on our own assumptions.
There have been no transfers of assets or liabilities between the fair value measurement classifications in the year ended December 31, 2010. The following table sets forth our assets and liabilities that are measured at fair value on a recurring basis at December 31, 2010:

(in thousands)	Total	Level 1		Level 2	Level 3
Assets:
Cash equivalents	$485,465		$485,465	$	$

Temporary equity:
Redeemable noncontrolling interests	$158,148	$		$		$158,148

The following table sets forth our assets and liabilities that are measured at fair value on a recurring basis at December 31, 2009:

(in thousands)	Total	Level 1		Level 2	Level 3
Assets:
Cash equivalents	$218,534		$218,534	$	$

Temporary equity:
Redeemable noncontrolling interests	$113,886	$		$		$113,886

We determine the fair value of the redeemable noncontrolling interests by using market data, appraised values, discounted cash flow analyses or by applying comparable market multiples to the respective businesses’ current forecasted results (refer to Note 17—Redeemable Noncontrolling Interests and Noncontrolling Interest for additional information).
The following table summarizes the activity for account balances whose fair value measurements are estimated utilizing level 3 inputs:

(in thousands)	Redeemable Noncontrolling Interests As of December 31,
	2010	2009
Beginning period balance	$113,886	$9,400
Redemption of noncontrolling interest	(14,400)
Additions to noncontrolling interest	957
Recognize redeemable noncontrolling interests
from transactions		99,505
Net loss	(2,012)	(7,675)
Noncontrolling interests’ share of foreign currency translation	(56)	(19)
Fair value adjustment	59,773	12,675

Ending period balance	$158,148	$113,886

The net loss amounts reflected in the table above are reported within the “net income attributable to noncontrolling interests” line in our statements of operations.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Property, Plant and Equipment
Property and equipment consisted of the following:

(in thousands)	As of December 31,
	2010	2009
Land and improvements	$11,835	$11,865
Buildings and improvements	128,315	111,192
Equipment	116,916	117,590
Computer software	129,312	113,732

Total	386,378	354,379
Accumulated depreciation	172,247	145,695

Property and equipment	$214,131	$208,684

Goodwill and Other Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Goodwill and Other Intangible Assets
Goodwill and other intangible assets consisted of the following:

(in thousands)	As of
	March 31, 2011	December 31, 2010
Goodwill	$510,484	$510,484

Other intangible assets:
Amortizable intangible assets:
Carrying amount:
Acquired network distribution	514,952	514,944
Customer lists	87,107	87,117
Copyrights and other trade names	59,285	59,865
Other	8,008	8,008

Total carrying amount	669,352	669,934

Accumulated amortization:
Acquired network distribution	(50,150)	(43,624)
Customer lists	(20,080)	(17,068)
Copyrights and other trade names	(6,383)	(6,171)
Other	(5,104)	(4,991)

Total accumulated amortization	(81,717)	(71,854)

Total other intangible assets, net	587,635	598,080

Total goodwill and other intangible assets, net	$1,098,119	$1,108,564

The reported goodwill balances summarized above are attributed to our Lifestyle Media business segment.

Activity related to amortizable intangible assets by business segment was as follows:

(in thousands)
	Lifestyle Media	Corporate	Total
Amortizable intangible assets:
Balance as of December 31, 2010	$597,938	$142	$598,080
Foreign currency translation adjustment		4	4
Amortization	(10,429)	(20)	(10,449)

Balance as of March 31, 2011	$587,509	$126	$587,635

Estimated amortization expense of intangible assets for each of the next five years is as follows:  $32.1 million for the remainder of 2011,  $42.6 million in 2012,  $42.5 million in 2013,  $42.1 million in 2014,  $34.0 million in 2015,  $32.7 million in 2016 and  $361.6 million in later years.

Goodwill and other intangible assets consisted of the following:

(in thousands)	As of December 31,
	2010	2009
Goodwill	$510,484	$514,476

Other intangible assets:
Amortizable intangible assets:
Carrying amount:
Acquired network distribution	514,944	504,847
Customer lists	87,117	83,203
Copyrights and other trade names	59,865	59,975
Other	8,008	8,578

Total carrying amount	669,934	656,603

Accumulated amortization:
Acquired network distribution	(43,624)	(17,155)
Customer lists	(17,068)	(706)
Copyrights and other trade names	(6,171)	(2,065)
Other	(4,991)	(4,610)

Total accumulated amortization	(71,854)	(24,536)

Total other intangible assets	598,080	632,067

Total goodwill and other intangible assets	$1,108,564	$1,146,543

Activity related to goodwill, amortizable intangible assets and indefinite-lived intangible assets by business segment was as follows:

(in thousands)	Lifestyle
	Media	Corporate	Total
Goodwill:
Balance as of December 31, 2008	$268,195		$268,195
Business acquisitions	246,281		246,281

Balance as of December 31, 2009	514,476		514,476
Adjustment of purchase price allocations	(3,992)		(3,992)

Balance as of December 31, 2010	$510,484		$510,484

Amortizable intangible assets:
Balance as of December 31, 2008	$38,175		$38,175
Business acquisitions	598,257	$245	598,502
Additions	2,025		2,025
Foreign currency translation adjustment		(3)	(3)
Amortization	(6,632)		(6,632)

Balance as of December 31, 2009	631,825	242	632,067
Adjustment of purchase price allocations	14,021		14,021
Foreign currency translation adjustment		(11)	(11)
Amortization	(47,908)	(89)	(47,997)

Balance as of December 31, 2010	$597,938	$142	$598,080

To determine the fair value of our reporting unit, we used market data and discounted cash flow analyses. No impairment losses were recorded in 2010, 2009 or 2008.
Estimated amortization expense of intangible assets for each of the next five years is expected to be  $42.6 million in 2011,  $42.6 million in 2012,  $42.5 million in 2013,  $42.3 million in 2014,  $34.0 million in 2015 and  $394.1 million in later years.

Programs and Program Licenses	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Programs and Program Licenses
Programs and program licenses consisted of the following:

(in thousands)	As of December 31,
	2010	2009
Cost of programs available for broadcast	$1,314,928	$1,290,128
Accumulated amortization	914,809	899,209

Total	400,119	390,919
Progress payments on programs not yet available for broadcast	123,607	136,693

Total programs and program licenses	$523,726	$527,612

In addition to the programs owned or licensed by us included in the table above, we have commitments to license certain programming that is not yet available for broadcast. Such program licenses are recorded as assets when the programming is delivered to us and is available for broadcast. These contracts may require progress payments or deposits prior to the program becoming available for broadcast. Remaining obligations under contracts to purchase or license programs not yet available for broadcast totaled approximately  $131 million at December 31, 2010. If the programs are not produced, our commitment to license the programs would generally expire without obligation.
Progress payments on programs not yet available for broadcast and the cost of programs and program licenses capitalized totaled  $403 million in 2010,  $287 million in 2009, and  $280 million in 2008.
Estimated amortization of recorded program assets and program commitments for each of the next five years is as follows:

(in thousands)	Programs Available for Broadcast	Programs Not Yet Available for Broadcast	Total
2011	$224,343	$93,138	$317,481
2012	111,076	82,113	193,189
2013	50,493	43,984	94,477
2014	13,927	27,011	40,938
2015	280	7,890	8,170
Later years		248	248

Total	$400,119	$254,384	$654,503

Actual amortization in each of the next five years will exceed the amounts presented above as our national television networks will continue to produce and license additional programs.

Unamortized Network Distribution Incentives	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Unamortized Network Distribution Incentives
Unamortized network distribution incentives consisted of the following:

(in thousands)	As of December 31,
	2010	2009
Network launch incentives	$58,026	$42,013
Unbilled affiliate fees	24,313	29,253

Total unamortized network distribution incentives	$82,339	$71,266

We capitalized launch incentive payments totaling  $41.2 million in 2010,  $3.7 million in 2009 and  $3.5 million in 2008.
Amortization recorded as a reduction to affiliate fee revenue in the consolidated and combined financial statements, and estimated amortization of recorded network distribution incentives for each of the next five years, is presented below.

(in thousands)
Amortization for the year ended December 31:
2010	$34,002
2009	37,830
2008	33,391

Estimated amortization for the year ending December 31:
2011	$39,768
2012	23,003
2013	5,999
2014	6,337
2015	6,215
Later years	1,017

Total	$82,339

Actual amortization could be greater than the above amounts as additional incentive payments may be capitalized as we expand distribution of our networks.

Other Accrued Current Liabilities	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Other Accrued Current Liabilities
Other accrued current liabilities consisted of the following:

(in thousands)	As of December 31,
	2010	2009
Accrued rent	$12,103	$11,954
Accrued interest	14,487	1,396
Accrued taxes		13,328
Payable to E. W. Scripps		6,500
Accrued license and copyright fees	1,109	4,207
Accrued expenses	34,098	47,357

Total	$61,797	$84,742

Long-Term Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Long-Term Debt
Long-term debt consisted of the following:

(in thousands)	As of
	March 31, 2011	December 31, 2010
Senior notes	$884,432	$884,395

Fair value of long-term debt*	$905,181	$906,547

*	Fair value was estimated based on current rates available to the Company for debt of the same remaining maturity.
On December 15, 2009, a majority-owned subsidiary of SNI issued a total of  $885 million of aggregate principal amount Senior Notes through a private placement. The Senior Notes mature on January 15, 2015 bearing interest at 3.55%. Interest is paid on the Senior Notes on January 15th and July 15th of each year. The Senior Notes are guaranteed by SNI. Cox TMI, Inc., a wholly-owned subsidiary of Cox Communications, Inc. and 35% owner in the Travel Channel has agreed to indemnify SNI for all payments made in respect of SNI's guarantee.
We have a Competitive Advance and Revolving Credit Facility (the " Facility") that permits  $550 million in aggregate borrowings and expires in June 2013. The Facility bears interest based upon the Company's credit ratings, with drawn amounts bearing interest at Libor plus 175 basis points and undrawn amounts bearing interest at 25 basis points. There were no outstanding borrowings under the Facility at March 31, 2011 or December 31, 2010.
The Facility and Senior Notes agreements include certain affirmative and negative covenants, including the incurrence of additional indebtedness and maintenance of a maximum leverage ratio. We were in compliance with all debt covenants as of March 31, 2011.
As of March 31, 2011, we had outstanding letters of credit totaling  $1.1 million.

Long-term debt consisted of the following:

(in thousands)	As of December 31,
	2010	2009
Senior notes	$884,395	$884,239

Fair value of long-term debt *	$906,547	$875,600

*	Fair value was estimated based on current rates available to the Company
On December 15, 2009, a majority-owned subsidiary of SNI issued a total of  $885 million of aggregate principal amount Senior Notes through a private placement. The Senior Notes mature on January 15, 2015 bearing interest at 3.55%. Beginning on July 15, 2010, interest will be paid on the notes on January 15th and July 15th of each year. The Senior Notes are guaranteed by SNI. Cox has agreed to indemnify SNI for payments made in respect of SNI�s guarantee. Substantially all of the proceeds from the issuance of the Senior Notes were distributed to Cox in connection with the Travel Channel Acquisition.
On June 30, 2008, we entered into a Competitive Advance and Revolving Credit Facility (the �Facility�) that permits  $550 million in aggregate borrowings and expires in June 2013. In 2009, we amended the Facility to accommodate increased subsidiary indebtedness as a result of the Travel Channel Acquisition. The Facility bears interest based on the Company�s credit ratings, with drawn amounts bearing interest at Libor plus 175 basis points and undrawn amounts bearing interest at 25 basis points as of December 31, 2010. There were no outstanding borrowings under the Facility at December 31, 2010 or December 31, 2009.
E. W. Scripps utilized a centralized approach to cash management to finance its operations. Based on the historical funding requirements of the Company, specifically the costs to fund acquisitions, fund investments in programming and otherwise support the expansion of Scripps Networks Interactive businesses, all E. W. Scripps third party debt and related interest expense has been allocated to the Company for periods prior to June 30, 2008.
Management believes the allocation basis for debt and interest expense is reasonable based on the historical financing needs of the Company. However, such estimates are not necessarily representative of our costs as a stand-alone public company for the periods presented.
The revolving credit facility and Senior Notes include certain affirmative and negative covenants, including the incurrence of additional indebtedness and maintenance of a maximum leverage ratio. We are in compliance with all debt covenants.
As of December 31, 2010, we had outstanding letters of credit totaling  $1.1 million.
Capitalized interest was  $0.4 million in 2010,  $0.2 million in 2009 and  $0.5 million in 2008.

Other Liabilities	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Other Liabilities
Other liabilities consisted of the following:

(in thousands)	As of
	March 31, 2011	December 31, 2010
Liability for pension and post employment benefits	$52,458	$52,583
Deferred compensation	18,089	16,193
Liability for uncertain tax positions	47,044	42,694
Other	8,098	6,238

Other liabilities (less current portion)	$125,689	$117,708

Other liabilities consisted of the following:

(in thousands)	As of December 31,
	2010	2009
Liability for pension and post employment benefits	$52,583	$40,298
Deferred compensation	16,193	13,543
Liability for uncertain tax positions	42,694	42,404
Other	6,238	3,417

Other liabilities (less current portion)	$117,708	$99,662

Redeemable Noncontrolling Interests and Noncontrolling Interest	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Redeemable Noncontrolling Interests and Noncontrolling Interest
Redeemable Noncontrolling Interests
As of December 31, 2009, a noncontrolling interest held an approximate 6% residual interest in our Fine Living Network ("FLN"). In January 2010, we reached agreement with the noncontrolling interest owner to acquire their 6% residual interest in FLN for cash consideration of  $14.4 million.
A noncontrolling interest holds a 35% residual interest in the Travel Channel. The noncontrolling interest has the right to require us to repurchase their interest and we have an option to acquire their interest. The noncontrolling interest will receive the fair value for their interest at the time their option is exercised. The put option on the noncontrolling interest in the Travel Channel becomes exercisable in 2014. The call option becomes exercisable in 2015.
A noncontrolling interest holds an 11% residual interest in our international venture with Chello Zone Media. The noncontrolling interest has the right to require us to repurchase their interest and we have an option to acquire their interest. The noncontrolling interest will receive the greater of  $3.4 million or fair value for their interest at the time their option is exercised. The put and call options on the noncontrolling interest in the venture become exercisable in 2012.
Our condensed consolidated balance sheets include a redeemable noncontrolling interests balance of  $162 million at March 31, 2011 and  $158 million at December 31, 2010.
Noncontrolling Interest
A noncontrolling interest holds a 31% residual interest in the Food Network partnership, which is comprised of the Food Network and the Cooking Channel. The partnership agreement specifies a dissolution date of December 31, 2012. If the term of the partnership is not extended prior to that date, the agreement permits the Company, as the holder of approximately 80% of the applicable votes, to reconstitute the partnership and continue its business. If the partnership is not extended or reconstituted, it will be required to limit its activities to winding up, settling debts, liquidating assets and distributing proceeds to the partners in proportion to their partnership interests.

As of December 31, 2009, a noncontrolling interest held an approximate 6% residual interest in FLN. In January 2010, we reached agreement with the noncontrolling interest owner to acquire their 6% residual interest in FLN for cash consideration of  $14.4 million. In 2008, we had previously acquired the 3.75% interest in FLN from a noncontrolling owner of FLN for cash consideration of  $9.0 million.
A noncontrolling interest holds a 35% residual interest in the Travel Channel. The noncontrolling interest has the right to require us to repurchase their interest and we have an option to acquire their interest. The noncontrolling interest will receive the fair value for its interest at the time their option is exercised. The put options on the noncontrolling interest in the Travel Channel become exercisable in 2014. The call options become exercisable in 2015.
During the third quarter 2010, SNI contributed cash of  $7.9 million to our international venture with Chello Zone Media (“Chello”). The contribution reduced Chello’s noncontrolling interest in the venture to 11%. The noncontrolling interest has the right to require us to repurchase their interest and we have an option to acquire their interest. The noncontrolling interest will receive the greater of  $3.4 million or fair value for their interest at the time their option is exercised. The put and call options on the noncontrolling interest in the venture become exercisable in 2012.
Our consolidated balance sheets include a redeemable noncontrolling interest balance of  $158 million at December 31, 2010 and  $114 million at December 31, 2009.

             The Food Network is operated and organized under the terms of a general partnership ( the “Partnership”). SNI and a noncontrolling owner hold interests in the Partnership.
During 2010, we completed the rebranding of FLN to the Cooking Channel and subsequently contributed the membership interest of the Cooking Channel to the Partnership in August of 2010. The unamortized carrying value of the net assets contributed totaled  $51.4 million and were primarily comprised of program assets and network distribution assets pertaining to affiliation agreements previously secured by FLN. The fair value of the net assets significantly exceeded the carrying value at the date of contribution.
In accordance with the terms of the Partnership agreement, the noncontrolling interest owner is required to make a pro-rata capital contribution to maintain its proportionate interest in the Partnership. Based on the fair value of the assets contributed by SNI, the noncontrolling interest owner is required to make a  $52.8 million contribution. At the close of our 2010 fiscal year, the noncontrolling owner had not made this contribution, and its ownership interest in the Partnership was diluted from 31 percent to 25 percent. Accordingly, for the four months following the Cooking Channel contribution, profits were allocated to the noncontrolling owner at its reduced ownership percentage, reducing net income attributed to noncontrolling interest by  $8.0 million in 2010.
On February 28, 2011, the noncontrolling owner made the  $52.8 million pro-rata contribution to the Partnership and its ownership interest was returned to the pre-dilution percentage as if this pro-rata contribution had been made as of the date of the Cooking Channel contribution.
The Food Network partnership agreement specifies a dissolution date of December 31, 2012. If the term of the partnership is not extended prior to that date, the agreement permits the Company, as the holder of approximately 80% of the applicable votes, to reconstitute the partnership and continue its business. If the partnership is not extended or reconstituted it will be required to limit its activities to winding up, settling debts, liquidating assets and distributing proceeds to the partners in proportion to their partnership interests.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Related Party Transactions
Cash Management
Prior to the separation from E. W. Scripps on July 1, 2008, E. W. Scripps used a centralized approach for cash management to finance its operations. The Company’s cash was available for use and was regularly “swept” by E. W. Scripps to a concentration account at its discretion.
Transfers of cash both to and from E. W. Scripps’ cash management system were reflected as a component of Parent Company Net Investment within Shareholders’ Equity on the consolidated and combined balance sheets. Subsequent to the separation, SNI uses a similar cash management approach with the exception that the cash is swept to SNI’s concentration account and there are no longer transfers between the Company and E. W. Scripps.
Debt and Related Items
The Company was allocated the entire amount of consolidated debt and net interest expense of E. W. Scripps prior to June 30, 2008. See Note 15 - Long-Term Debt, for further information regarding these allocations.
Allocated Expenses
For periods prior to the separation, the Company was allocated estimates of Scripps Networks Interactive’s portion of E. W. Scripps corporate expenses for those periods based on a pro-rata percentage of E. W. Scripps’ combined net revenue, headcount and usage. General corporate overhead expenses primarily related to centralized corporate functions, which included finance, legal, internal audit, human resources, information technology, and various other functions historically provided by E. W. Scripps. For the first six months of 2008, the Company was allocated  $27.7 million of general corporate overhead expenses incurred by E. W. Scripps.
As discussed in Note 1—Formation of the Company and Basis of Presentation to the consolidated and combined financial statements, the Company believes the assumptions and methodologies underlying the allocation of general corporate overhead expenses from E. W. Scripps are reasonable. However, such estimates are not necessarily representative of our costs as a stand-alone public company for the periods presented.
As such, the financial information herein may not necessarily reflect the combined financial position, results of operations, and cash flows of the Company in the future or what it would have been had the Company been an independent, publicly-traded company during the periods presented.
Dividend
On June 30, 2008 Scripps Networks Interactive paid a cash dividend totaling  $430 million to E. W. Scripps.

Agreements with E. W. Scripps
In connection with the Separation, the following agreements between Scripps Networks Interactive and E. W. Scripps became effective on July 1, 2008:

•	Separation and Distribution Agreement

•	Transition Services Agreement

•	Employee Matters Agreement

•	Tax Allocation Agreement
Separation and Distribution Agreement
The Separation and Distribution Agreement set forth the agreements between E. W. Scripps and the Company with respect to the principal corporate transactions required to effect the separation and the distribution of the Company’s shares to E. W. Scripps’ shareholders and other agreements governing the relationship between E. W. Scripps and the Company. The distribution agreement provides that Scripps Networks Interactive and E. W. Scripps and its subsidiaries (other than Scripps Networks Interactive and its subsidiaries) will release and discharge each other from all liabilities, of any sort, including in connection with the transactions contemplated by the distribution agreement, except as expressly set forth in the agreement. The releases do not release any party from, among other matters, liabilities assumed or allocated to the party pursuant to the distribution agreement or the other agreements entered into in connection with the separation or from the indemnification and contribution obligations under the distribution agreement or such other agreements.
Transition Services Agreement
The Transition Services Agreement provided for E. W. Scripps and Scripps Networks Interactive to provide services to each other on a compensated basis for a period of up to two years. Compensation will be on an arms-length basis. E. W. Scripps provided services or support to Scripps Networks Interactive, including information technology, human resources, accounting and finance, and facilities. The Company incurred expenses of  $3.0 million in 2009 and  $5.5 million in 2008 related to these services, which are reported in other costs and expenses in the consolidated and combined statements of operations. SNI provided information technology support and services to E. W. Scripps. The Company recorded revenue of  $0.6 million in 2009 and  $1.7 million in 2008 related to these services, which are reported in other revenues in the consolidated and combined statements of operations.
Employee Matters Agreement
The Employee Matters Agreement provided for the allocation of the liabilities and responsibilities relating to employee compensation and benefit plans and programs, including the treatment of outstanding incentive awards, deferred compensation obligations and retirement and welfare benefit obligations between E. W. Scripps and Scripps Networks Interactive. The agreement provided that E. W. Scripps and Scripps Networks Interactive would each be responsible for all employment and benefit related obligations and liabilities for employees that work for the respective companies. The agreement also provided that Scripps Networks Interactive employees will continue to participate in certain of the E. W. Scripps benefit plans during a transition period through December 31, 2008. After the transition period, the account balances or actuarially determined values of assets and liabilities of Scripps Networks Interactive employees were transferred to the benefit plans of Scripps Networks Interactive in 2009. The agreement also governs the treatment of outstanding E. W. Scripps share-based equity awards (refer to Note 23—Capital Stock and Stock Compensation Plans for additional discussion).
Tax Allocation Agreement
The Tax Allocation Agreement sets forth the allocations and responsibilities of E. W. Scripps and Scripps Networks Interactive with respect to liabilities for federal, state, local and foreign income taxes for periods before and after the spin-off, tax deductions related to compensation arrangements, preparation of income tax returns, disputes with taxing authorities and indemnification of income taxes that would become due if the spin-off were taxable. Generally, E. W. Scripps and Scripps Networks Interactive will be responsible for income taxes for periods before the spin-off for their respective businesses. In 2010, we were notified that the capital loss created from our sale of uSwitch in 2009 could be utilized against capital gains generated in periods prior to our separation from E. W. Scripps. In connection with the 2009 year-end analysis of our tax accounts and the reconciliations of the tax provision to respective tax returns, determination was made that we owed payment to E. W. Scripps for tax related matters totaling  $6.5 million as of December 31, 2009. The liability to E. W. Scripps as of December 31, 2009 is included within other accrued liabilities in the consolidated balance sheet.

Employee Benefit Plans	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Employee Benefit Plans
The Company offers various postretirement benefits to its employees.
The components of benefit plan expense consisted of the following:

(in thousands)	Three months ended March 31,
	2011	2010
Interest cost	$885	$761
Expected return on plan assets, net of expenses	(741)	(610)
Actuarial (gain)/loss	16

Total for defined benefit plans	160	151
Supplemental executive retirement plan ("SERP")	488	441
Defined contribution plans	4,745	3,905

Total	$5,393	$4,497

We contributed  $0.3 million to fund current benefit payments for our nonqualified supplemental executive retirement plan ("SERP") during the first quarter 2011. We anticipate contributing  $1.8 million to fund the SERP's benefit payments during the remainder of fiscal 2011. We made contributions totaling  $6.0 million to our SNI Pension Plan in the second quarter 2011.

Defined Benefit Plans
We sponsor a defined benefit pension plan covering a majority of our employees. Expense recognized in relation to this defined benefit retirement plan is based upon actuarial valuations and inherent in those valuations are key assumptions including discount rates, and where applicable, expected returns on assets and projected future salary rates. The discount rates used in the valuation of our defined benefit pensions are evaluated annually based on current market conditions. Benefits are generally based upon the employee’s compensation and years of service.
We also have a nonqualified supplemental executive retirement plan (“SERP”). The SERP, which is unfunded, provides defined pension benefits in addition to the defined benefit from the defined benefit pension plan to eligible executives based on average earnings, years of service and age at retirement.
For periods prior to July 1, 2008, our financial statements were presented on a carve-out basis, and reported pension costs and obligations included amounts attributed to E. W. Scripps’ historical Lifestyle Media and Interactive Services businesses as well as estimates to account for the inclusion of corporate employees.
Following the Separation, The Employee Matters Agreement provided for the participation of our employees in certain benefit plans of E. W. Scripps, including the E.W. Scripps pension, retirement and investment and supplemental executive retirement plans, during a transition period ending on December 31, 2008. Following the Separation, our pension costs and pension obligations were actuarially determined based upon the actual number of individuals employed by SNI. Since the actuarially determined amounts differ from the estimates that are being reported in our carve-out financial statements for periods prior to July 1, 2008, the footnote presentation below reflects the actual number of individuals employed by SNI for each period presented. The line captioned “actuarial adjustment related to the separation”, that are reported in the tables below, reflect the impacts of E. W. Scripps corporate employees that became employees of SNI effective July 1, 2008.
The Employee Matters Agreement also provided a structural framework for the employee benefit plans and programs established by us. During 2009, the Scripps Networks Interactive, Inc. Pension Plan (“SNI Pension Plan”) and the Scripps Networks Interactive, Inc. SERP were established, after which the actuarial-determined values of the assets and liabilities attributable to certain plan assets or account balances related to SNI employees were transferred to our new plans. The line captioned “actuarial adjustment related to the separation” for 2009 reflects the difference in the actual plan assets transferred to the SNI pension plan and the plan asset amounts that were estimated as of December 31, 2008.
In the fourth quarter of 2009, we amended the SNI Pension Plan. In accordance with the provisions of the SNI Pension Plan amendment, no additional service benefits will be earned by participants in the SNI Pension Plan after December 31, 2009. The amount of eligible compensation that is used to calculate a plan participant’s pension benefit will continue to include any compensation earned by the employee through December 31, 2019. After December 31, 2019, all plan participants will have a frozen pension benefit.
The measurement date used for the retirement plans is December 31. The components of the expense consisted of the following:

(in thousands)	For the years ended December 31,
	Defined Benefit Plans			SERP
	2010	2009	2008	2010	2009	2008
Service cost		$5,137	$5,403		$1,680	$2,211
Interest cost	$3,092	3,539	3,221	$1,527	1,650	1,786
Expected return on plan assets	(2,575)	(1,971)	(2,591)
Amortization of prior service cost (credit)		163	163		(82)	(81)
Settlement (gain)/loss				304
Amortization of net (gain)/loss		632	341	137	561	1,418
Curtailments		993			(447)

Total for defined benefit plans	$517	$8,493	$6,537	$1,968	$3,362	$5,334

Assumptions used in determining the annual retirement plans expense were as follows:

	Defined Benefit Plans			SERP
	2010	2009	2008	2010	2009	2008
Discount rate	6.20%	6.25%	6.25%	6.00%	6.25%	6.25%
Long-term rate of return on plan assets	7.50%	7.50%	8.25%	N/A	N/A	N/A
Increase in compensation levels	4.10%	4.40%	7.40%	4.10%	4.40%	7.40%
The discount rate used to determine our future pension obligations is based on a dedicated bond portfolio approach that includes securities rated Aa or better with maturities matching our expected benefit payments from the plans. The increase in compensation levels assumption is based on actual past experience and the near-term outlook.
The expected long-term rate of return on plan assets is based upon the weighted-average expected rate of return and capital market forecasts for each asset class employed. Our expected rate of return on plan assets also considers our historical compounded return on plan assets for 10 and 15 year periods, which exceed our current forward-looking assumption.
Obligations and Funded Status – Defined benefit plans pension obligations and funded status are actuarially valued as of the end of each fiscal year. The following table presents information about our employee benefit plan assets and obligations:

(in thousands)	For the years ended December 31,
	Defined Benefit Plans		SERP
	2010	2009	2010	2009
Accumulated benefit obligation	$55,483	$42,754	$26,849	$22,159

Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$51,295	$47,076	$25,541	$22,127
Service cost		5,137		1,680
Interest cost	3,092	3,539	1,527	1,650
Benefits paid	(708)	(225)	(228)	(2,318)
Actuarial losses (gains)	10,695	5,439	5,376	5,180
Curtailments		(9,671)		(2,778)
Settlements			(751)

Projected benefit obligation at end of year	64,374	51,295	31,465	25,541

Plan assets:
Fair value at beginning of year	33,963	24,339
Actual return on plan assets	4,857	5,656
Company contributions	3,000	3,000	2,880	2,318
Benefits paid	(708)	(225)	(228)	(2,318)
Settlements			(2,652)
Actuarial adjustment related to the separation		1,193

Fair value at end of year	41,112	33,963	—	—

Over / (under) funded status	$(23,262)	$(17,332)	$(31,465)	$(25,541)

Amounts recognized as assets and liabilities in the consolidated balance sheets:
Current liabilities			$(2,144)	$(2,575)
Non-current liabilities	$(23,262)	$(17,332)	(29,321)	(22,966)

Total	$(23,262)	$(17,332)	$(31,465)	$(25,541)

Amounts recognized in accumulated other comprehensive loss (income) consist of:
Net (gain) / loss	$8,930	$517	$14,093	$6,968

Other changes in plan assets and benefit obligations recognized in net periodic benefit cost other comprehensive loss (income) consist of:

(in thousands)	For the years ended December 31,
	Defined Benefit Plans		SERP
	2010	2009	2010	2009
Net actuarial loss (gain)	$8,413	$1,755	$7,566	$4,890
Amortization of net gain (loss)		(632)	(137)	(561)
Amortization of prior service credit (cost)		(163)		82
Other AOCI adjustments: unrecognized loss		(9,671)		(2,778)
Other AOCI adjustments: recognized loss			(304)
Other AOCI adjustments: recognized prior service cost		(993)		447

Total recognized in other comprehensive loss (income)	8,413	(9,704)	7,125	2,080
Net periodic benefit cost	517	8,493	1,968	3,362

Total recognized in net periodic benefit cost and other comprehensive income	$8,930	$(1,211)	$9,093	$5,442

We expect to recognize amortization from accumulated other comprehensive income into net periodic benefit costs of  $0.3 million and  $0.1 million for the net actuarial loss during 2011 related to our non-qualified SERP plan and our defined benefit plan, respectively.
Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows:

(in thousands)	For the years ended December 31,
	Defined Benefit Plans		SERP
	2010	2009	2010	2009
Accumulated benefit obligation	$55,483	$42,754	$26,849	$22,159
Fair value of plan assets	41,112	33,963	—	—
Information for pension plans with a projected benefit obligation in excess of plan assets was as follows:

(in thousands)	For the years ended December 31,
	Defined Benefit Plans		SERP
	2010	2009	2010	2009
Projected benefit obligation	$64,374	$51,295	$31,465	$25,541
Fair value of plan assets	41,112	33,963	—	—
Assumptions used to determine the defined benefit plans benefit obligations were as follows:

	For the years ended December 31,
	Defined Benefit Plans		SERP
	2010	2009	2010	2009
Discount rate	5.60%	6.20%	5.50%	6.00%
Rate of compensation increases	4.10%	4.30%	4.10%	4.30%
Plan Assets – Our investment policy is to maximize the total rate of return on plan assets to meet the long-term funding obligations of the plan. Plan assets are invested using a combination of active management and passive investment strategies. Risk is controlled through diversification among multiple asset classes, managers, styles, and securities. Risk is further controlled both at the manager and asset class level by assigning return targets and evaluating performance against these targets. Information related to our pension plan asset allocations by asset category were as follows:

	Target Allocations for 2011	Percentage of plan assets as of December 31,
		2010	2009
US equity securities	27%	37%	54%
Non-US equity securities	39	29	13
Real estate	4	4	2
Fixed-income securities	30	30	31

Total	100%	100%	100%

U.S. equity securities include common stocks of large, medium, and small companies which are predominantly U.S. based. Non U.S. equity securities include companies domiciled outside the U.S. which are in various industries and countries and through a range of market capitalizations. Fixed-income securities include securities issued or guaranteed by the U.S. government and corporate debt obligations, as well as investments in hedge fund products. Real estate investments include but are not limited to investments in office, retail, apartment and industrial properties.

Fair Value Measurements – Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Plan assets are classified in one of the three levels which are described below:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities.

•	Level 2 — Inputs, other than quoted market prices in active markets, that are observable either directly or indirectly.

•	Level 3 — Unobservable inputs based on our own assumptions.
The following table sets forth our plan asset categories that are measured at fair value on a recurring basis at December 31, 2010 and the level of inputs utilized for fair value.

(in thousands)	As of December 31, 2010
	Total	Level 1	Level 2	Level 3
US equity securities
Common/collective trust funds	$15,176		$15,176
Non-US equity securities
Common/collective trust funds	11,983		11,983
Fixed income securities
Common/collective trust funds	12,394		12,394
Hedge funds	19			$19
Real estate
Common/collective trust funds	1,519			1,519

Subtotal	$41,091		$39,553	$1,538
Cash	21	$21

Total	$41,112	$21	$39,553	$1,538

The following table sets forth our plan asset categories that are measured at fair value on a recurring basis at December 31, 2009 and the level of inputs utilized for fair value.

(in thousands)	As of December 31, 2009
	Total	Level 1	Level 2	Level 3
US equity securities
Common/collective trust funds	$18,368		$18,368
Non-US equity securities
Common/collective trust funds	4,436		4,436
Fixed income securities
Common/collective trust funds	10,236		10,236
Hedge funds	169			$169
Real estate
Common/collective trust funds	733			733

Subtotal	$33,942		$33,040	$902
Cash	21	$21

Total	$33,963	$21	$33,040	$902

Common/collective trust funds are typically valued at their net asset values that are calculated by the investment manager or sponsor of the fund and have daily or monthly liquidity.
Some of our assets, real estate and hedge funds, do not have readily determinable market values given the specific investment structures involved and the nature of the underlying investments. For assets without readily determinable values, estimates were derived from investment manager discussions focusing on underlying fundamentals and significant events. For those investments reported on a one-quarter lagged basis (real estate) we use net asset values, adjusted for subsequent cash flows and significant events. The following table presents a reconciliation of Level 3 assets held during the year ended December 31, 2010:

(in thousands)
	January 1, 2010 Balance	Net Realized and Unrealized Gains/ (Losses)	Net Purchases, Issuances and Settlements	Net Transfers Into/(Out of) Level 3	December 31, 2010 Balance
Fixed income securities
Hedge funds	$169	$(85)	$(65)	$	$19
Real estate
Common/collective trust funds	733	36	750		1,519

Total	$902	$(49)	$685	$	$1,538

The following table presents a reconciliation of Level 3 assets held during the year ended December 31, 2009:

(in thousands)
	January 1, 2009 Balance	Net Realized and Unrealized Gains/ (Losses)	Net Purchases, Issuances and Settlements	Net Transfers Into/(Out of) Level 3	December 31, 2009 Balance
Fixed income securities
Hedge funds	$432	$(85)	$(178)	$	$169
Real estate
Common/collective trust funds	1,225	(492)			733

Total	$1,657	$(577)	$(178)	$	$902

Cash Flows – We anticipate contributing  $2.1 million to fund current benefit payments for the non-qualified SERP plan in 2011. In addition, we anticipate making contributions to the SNI Pension Plan totaling  $1.4 million in 2011.
The estimated future benefit payments expected to be paid for the next ten years are as follows:

(in thousands)	Defined Benefit Plans	SERP
2011	$3,238	$2,144
2012	4,144	3,764
2013	4,110	3,092
2014	3,910	2,568
2015	3,917	2,941
2016 - 2019	22,476	10,841
Defined Contribution Retirement Plans
Substantially all employees of the Company are also covered by a company-sponsored defined contribution plan (“DC Plan”). The Company matches a portion of employees’ voluntary contribution to this plan. Effective January 1, 2010, the Company began making additional contributions to eligible employee’s 401K accounts in accordance with enhanced provisions to the DC Plan. The amount contributed to each employee’s account is a percentage of the employee’s total eligible compensation based upon their age and service with the Company as of the first day of each year. Expense related to our defined contribution plans was  $12.4 million in 2010,  $2.8 million in 2009, and  $2.6 million in 2008.

Comprehensive Income (Loss)	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Comprehensive Income (Loss)
Comprehensive income (loss) is as follows:

(in thousands)	Three months ended March 31,
	2011	2010
Comprehensive Income (Loss):
Net income	$145,317	$95,782
Other comprehensive income (loss):
Currency translation, net of income tax	556	447
Pension liability adjustments, net of income tax	54	23

Total comprehensive income	145,927	96,252
Comprehensive income attributable to noncontrolling interest	44,989	23,299

Comprehensive income attributable to SNI	$100,938	$72,953

Comprehensive income (loss) is as follows:

( in thousands )	For the years ended December 31,
	2010	2009	2008
Comprehensive Income (Loss):
Net income (loss)	$529,009	$384,874	$115,948
Other comprehensive income (loss):
Currency translation, net of income tax	992	(38,782)	(14,311)
Pension liability adjustments, net of income tax	(9,506)	4,588	4,399

Total comprehensive income (loss)	520,495	350,680	106,036
Comprehensive income attributable to noncontrolling interest	118,044	85,845	92,391

Comprehensive income (loss) attributable to SNI	$402,451	$264,835	$13,645

Segment Information	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Notes to Financial Statements [Abstract]
Segment Information
The Company determines its business segments based upon our management and internal reporting structure. Our reportable segment, Lifestyle Media, isa strategic business that offers different products and services.
Lifestyle Media includes our national television networks, HGTV, Food Network, Travel Channel, DIY Network, Cooking Channel and GAC. Lifestyle Media also includes websites that are associated with the aforementioned television brands and other Internet-based businesses serving food, home and travel related categories. The Food Network and Cooking Channel are included in the Food Network partnership of which we own approximately 69%. We also own 65% of Travel Channel. Each of our networks is distributed by cable and satellite distributors and telecommunication service providers. Lifestyle Media earns revenue primarily from the sale of advertising time and from affiliate fees paid by cable and satellite television systems.
Each of our segments may provide advertising, programming or other services to our other reportable segments. In addition, certain corporate costs and expenses, including information technology, pensions and other employee benefits, and other shared services, are allocated to our business segments. The allocations are generally amounts agreed upon by management, which may differ from amounts that would be incurred if such services were purchased separately by the business segment. Corporate assets are primarily cash and cash equivalents, property and equipment primarily used for corporate purposes, and deferred income taxes.
Our chief operating decision maker evaluates the operating performance of our segments and makes decisions about the allocation of resources to the segments using a measure we call segment profit. Segment profit excludes interest, income taxes, depreciation and amortization, divested operating units, restructuring activities, investment results and certain other items that are included in net income determined in accordance with accounting principles generally accepted in the United States of America.
Information regarding our business segments is as follows:

(in thousands)	Three months ended March 31,
	2011	2010
Segment operating revenues:
Lifestyle Media	$473,553	$428,564
Corporate/intersegment eliminations	7,278	3,223

Total operating revenues	$480,831	$431,787

Segment profit (loss):
Lifestyle Media	$244,605	$186,199
Corporate	(17,355)	(15,920)

Total segment profit	227,250	170,279
Depreciation and amortization of intangible assets	(21,561)	(23,053)
Gains (losses) on disposal of property and equipment	(16)	(121)
Interest expense	(8,615)	(8,481)
Equity in earnings of affiliates	9,658	6,176
Miscellaneous, net	47	(133)

Income from continuing operations before income taxes	$206,763	$144,667

(in thousands)	As of
	March 31, 2011	December 31, 2010
Assets:
Lifestyle Media	$2,660,890	$2,681,691
Corporate	632,867	444,473

Total assets of continuing operations	3,293,757	3,126,164
Discontinued operations	247,560	262,268

Total assets	$3,541,317	$3,388,432

No single customer provides more than 10% of our total operating revenues.

The Company determines its business segments based upon our management and internal reporting structure. Our reportable segment, Lifestyle Media, is a strategic business that offers different products and services.
Lifestyle Media includes our national television networks, HGTV, Food Network, Travel Channel, DIY Network, Cooking Channel and GAC. Lifestyle Media also includes Web sites that are associated with the aforementioned television brands and other Internet-based businesses serving food, home and travel related categories. The Food Network and Cooking Channel are included in the Food Network partnership of which we currently own 75%. We also own 65% of Travel Channel. Each of our networks is distributed by cable and satellite distributors and telecommunication service providers. Lifestyle Media earns revenue primarily from the sale of advertising time and from affiliate fees from cable and satellite television systems.
The accounting policies of each of our business segments are those described in Note 2—Summary of Significant Accounting Policies.
Each of our segments may provide advertising, programming or other services to our other reportable segments. In addition, certain corporate costs and expenses, including information technology, pensions and other employee benefits, and other shared services, are allocated to our business segments. The allocations are generally amounts agreed upon by management, which may differ from amounts that would be incurred if such services were purchased separately by the business segment. Corporate assets are primarily comprised of cash and cash equivalents, investments, and deferred income taxes.
Our chief operating decision maker evaluates the operating performance of our reportable segments and makes decisions about the allocation of resources to the reportable segments using a measure we call segment profit. Segment profit excludes interest, income taxes, depreciation and amortization, divested operating units, restructuring activities, investment results and certain other items that are included in net income determined in accordance with accounting principles generally accepted in the United States of America.

Information regarding our business segments is as follows:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Segment operating revenues:
Lifestyle Media	$1,867,228	$1,366,802	$1,312,313
Corporate	15,536	675	2,422
Intersegment eliminations	(71)	(149)	(169)

Total operating revenues	$1,882,693	$1,367,328	$1,314,566

Segment profit (loss):
Lifestyle Media	$903,572	$636,865	$632,059
Corporate	(68,432)	(65,952)	(48,883)

Total segment profit	835,140	570,913	583,176
Depreciation and amortization of intangible assets	(91,351)	(40,608)	(29,004)
Losses on disposal of property, plant and equipment	(1,511)	(755)	(791)
Interest expense	(35,167)	(2,810)	(14,207)
Travel Channel financing costs		(12,118)
Losses on repurchases of debt			(26,380)
Equity in earnings of affiliates	30,126	18,626	15,498
Miscellaneous, net	(1,576)	(2,056)	1,569

Income from continuing operations before income taxes	$735,661	$531,192	$529,861

Depreciation:
Lifestyle Media	$41,561	$32,190	$24,330
Corporate	1,793	1,786	454

Total depreciation	$43,354	$33,976	$24,784

Amortization of intangible assets:
Lifestyle Media	$47,908	$6,632	$3,979
Corporate	89		241

Total amortization of intangible assets	$47,997	$6,632	$4,220

(in thousands)	For the years ended December 31,
	2010	2009	2008
Additions to property, plant and equipment:
Lifestyle Media	$53,343	$66,112	$57,074
Corporate	2,402	4,925	3,283

Total additions to property, plant and equipment	$55,745	$71,037	$60,357

Business acquisitions and other additions to long-lived assets:
Lifestyle Media	$440,378	$1,271,264	$290,871
Corporate	4,814

Total	$445,192	$1,271,264	$290,871

Assets:
Lifestyle Media	$2,681,691	$2,620,095	$1,439,731
Corporate	444,473	81,793	22,774

Total assets of continuing operations	3,126,164	2,701,888	1,462,505
Discontinued operations	262,268	261,174	310,703

Total assets	$3,388,432	$2,963,062	$1,773,208

No single customer provides more than 10% of our revenue.
Other additions to long-lived assets include investments, capitalized intangible assets, and Lifestyle Media’s capitalized programs and network launch incentives

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Commitments and Contingencies
We are involved in litigation arising in the ordinary course of business, none of which is expected to result in material loss.
Minimum payments on noncancelable leases at December 31, 2010, were: 2011,  $18.6 million; 2012,  $18.2 million; 2013,  $18.1 million; 2014,  $18.5 million; 2015,  $15.9 million; and later years,  $33.8 million. We expect our operating leases will be replaced with leases for similar facilities upon their expiration. Rental expense for cancelable and noncancelable leases was  $20.5 million in 2010,  $16.2 million in 2009 and  $16.4 million in 2008.
In the ordinary course of business, we enter into long-term contracts to obtain satellite transmission rights or to obtain other services. Liabilities for such commitments are recorded when the related services are rendered. Minimum payments on such contractual commitments at December 31, 2010, were: 2011,  $62.0 million; 2012,  $43.4 million; 2013,  $35.5 million; 2014,  $29.1 million; 2015,  $20.5 million; and later years,  $32.3 million. We expect these contracts will be replaced with similar contracts upon their expiration.

Capital Stock and Stock Compensation Plans	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Capital Stock and Stock Compensation Plans
Capital Stock – SNI’s capital structure includes Common Voting Shares and Class A Common shares. The articles of incorporation provide that the holders of Class A Common shares, who are not entitled to vote on any other matters except as required by Ohio law, are entitled to elect the greater of three or one-third of the directors. The Common Voting Shares and Class A Common shares have equal dividend distribution rights.
Incentive Plans – In connection with the Separation, we implemented a new stock based compensation plan (Scripps Networks Interactive, Inc. 2008 Long-Term Incentive Plan) (the “Plan”) and registered 19,000,000 common shares available for issuance under the Plan. E. W. Scripps share based awards, which included stock options and restricted stock awards, held by our employees and certain former employees of E. W. Scripps were converted to equivalent share based awards of Scripps Networks Interactive, Inc. The conversions were based on the ratio of the market price of each company’s publicly traded common stock at the time of Separation. The Plan is administered by our Board of Directors.
The Plan provides for long-term performance compensation for key employees and members of the Board of Directors. A variety of discretionary awards for employees and non-employee directors are authorized under the Plan, including incentive or non-qualified stock options, stock appreciation rights, restricted or nonrestricted stock awards and performance awards. The vesting of such awards may be conditioned upon either a specified period of time or the attainment of specific performance goals as determined by the administrator of the plan. The option price and term are also subject to determination by the administrator with respect to each grant. Option prices are generally expected to be set at the market price of our common stock at date of grant and option terms are not expected to exceed ten years. The Plan expires in 2018, except for options then outstanding.
We satisfy stock option exercises and vested stock awards with newly issued shares. Shares available for future stock compensation grants totaled 6.9 million as of December 31, 2010.
Stock Options – Stock options grant the recipient the right to purchase Class A Common shares at not less than 100% of the fair market value on the date the option is granted. Stock options granted to employees generally vest over a three year period, conditioned upon the individual’s continued employment through that period. Vesting of all share based awards are immediately accelerated upon the death or disability of the employee or upon a change in control of the Company or in the business in which the individual is employed. In addition, vesting of stock options are immediately accelerated upon the retirement of the employee. Unvested awards are forfeited if employment is terminated for other reasons. Options granted to employees prior to 2005 generally expire 10 years after grant, while options granted in 2005 and later generally have 8-year terms. Stock options granted to non-employee directors generally vest over a one-year period and have a 10-year term for options granted prior to 2010. Options granted 2010 and later have 8-year terms.
On June 1, 2009 the Company offered eligible participants, the opportunity to exchange certain outstanding vested or unvested stock options (the “Exchange Offer”) for a lesser number of restricted Class A Common Shares of equal value to the options. Each share of restricted stock granted in the option exchange will vest over two years, with 50 percent vesting on each of the first and second anniversaries of the restricted shares’ issue date. Pursuant to the Exchange Offer, 834,946 shares of restricted stock were issued in exchange for 4,147,951 options surrendered.
The following table summarizes information about stock option transactions:

(shares in thousands)	Number of Shares	Weighted- Average Exercise Price	Range of Exercise Prices

Outstanding at
December 31, 2009	8,016	$36.20	$20 - $49
Granted in 2010	598	$40.04	$39 - $47
Exercised in 2010	(1,952)	$33.32	$20 - $48
Forfeited in 2010	(135)	$39.31	$20 - $48

Outstanding at December 31, 2010	6,527	$37.33	$20 - $49

Options exercisable at December 31, 2010	4,880	$40.32	$20 - $49

The following table presents additional information about exercises of stock options:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Cash received upon exercise	$65,230	$27,735	$5,873
Intrinsic value (market value on date of exercise less exercise price)	29,793	6,863	4,068

Substantially all options granted prior to 2009 are exercisable. Options generally become exercisable over a three-year period. Information about options outstanding and options exercisable by year of grant is as follows:

(dollars in millions, except per share amounts)
			Options Outstanding			Options Exercisable
Year of Grant	Range of Exercise Prices	Average Remaining Term (in years)	Options on Shares Outstanding	Weighted Average Exercise Price	Aggregate Intrinsic Value (in millions)	Options on Shares Exercisable	Weighted Average Exercise Price	Aggregate Intrinsic Value (in millions)
2001 - expire in 2011	$27 - 32	0.25	130,205	$30.00	$2.7	130,205	$30.00	$2.7
2002 - expire in 2012	35 - 36	1.19	405,694	35.26	6.3	405,694	35.26	6.3
2003 - expire in 2013	37 - 43	2.19	724,328	37.45	9.6	724,328	37.45	9.6
2004 - expire in 2014	43 - 49	3.21	1,123,194	45.85	5.5	1,123,194	45.85	5.5
2005 - expire in 2013	43 - 48	2.14	687,032	43.82	4.7	687,032	43.82	4.7
2006 - expire in 2014	40 - 46	3.18	777,212	45.20	4.3	777,212	45.20	4.3
2007 - expire in 2015	39 - 46	4.18	393,977	44.74	2.4	393,977	44.74	2.4
2008 - expire in 2016	40 - 43	5.16	215,320	39.98	2.3	150,776	40.06	1.6
2009 - expire in 2017	20 - 37	6.16	1,479,765	21.43	43.3	486,097	22.58	13.7
2010 - expire in 2018	39 - 47	7.17	590,738	40.04	6.3	1,317	39.44	—

Total	$20 - 49	3.48	6,527,465	$37.33	$87.4	4,879,832	$40.32	$50.8

Restricted Stock Units – Awards of restricted stock units (“RSUs”) are converted into equal number of Class A Common shares at the vesting date. The fair value of RSUs is based on the closing price of the common stock on the date of grant. RSUs vest over a range of three to five years, conditioned upon the continued employment through that period.
The following table presents additional information about RSUs:

(shares in thousands)		Grant Date Fair Value
	Units	Weighted Average
Unvested units at
December 31, 2009
Units awarded in 2010	443	$31.56
Units converted in 2010	(58)	$20.48

Unvested units at December 31, 2010	385	$29.89

In addition, performance based RSUs (“PBRSUs”) have been awarded represent the right to receive a grant of RSUs if certain performance measures are met. Each award specifies a target number of shares to be issued and the specific performance criteria that must be met. The number of shares that an employee receives may be less or more than the target number of shares depending on the extent to which the specified performance measures are met or exceeded. The shares earned are issued as RSUs following the annual performance period and vest over a three year service period from the date of issuance. During 2010 PBRSUs with a target of 279,062 Class A Common shares were granted with a weighted-average grant price of  $41.08. As of December 31, 2010, we anticipate issuing approximately 238,000 RSUs related to this award in 2011 and 71,000 RSUs related to this award in 2012.
Restricted Stock – Awards of Class A Common shares (“restricted stock”) generally require no payment by the employee. Restricted stock awards generally vest over a three-year period, conditioned upon the individual’s continued employment through that period. The vesting of certain awards may also be accelerated if certain performance targets are met. Vesting of awards is immediately accelerated upon the death or disability of the employee or upon a change in control of SNI or in the business in which the individual is employed. Unvested awards are forfeited if employment is terminated for other reasons. Awards are nontransferable during the vesting period, but the shares are entitled to all the rights of an outstanding share. There are no post-vesting restrictions on shares granted to employees and non-employee directors. At the election of the employee, restricted stock awards may be converted to RSUs prior to vesting.
Information related to restricted stock transactions is presented below:

(shares in thousands)		Grant Date Fair Value
	Number of Shares	Weighted Average	Range of Prices
Unvested shares at
December 31, 2009	1,095	$31.05	$21 - $49
Shares awarded in 2010	43	$23.75	$23.75
Shares vested in 2010	(613)	$31.19	$21 - $49
Shares forfeited in 2010	(10)	$30.71	$28 - $43

Unvested shares at December 31, 2010	515	$29.50	$21 - $43

The following table presents additional information about restricted stock vesting:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Fair value of shares vested	$26,180	$3,735	$1,225

Stock-Based Compensation – In accordance with share-based payment accounting guidance, compensation cost is based on the grant-date fair value of the award. The fair value of awards that grant the employee the right to the appreciation of the underlying shares, such as share options, is measured using a lattice-based binomial model. The fair value of awards that grant the employee the underlying shares is measured by the fair value of a Class A Common share.
Compensation costs, net of estimated forfeitures due to termination of employment or failure to meet performance targets, are recognized on a straight-line basis over the requisite service period of the award. The requisite service period is generally the vesting period stated in the award. However, because option based compensation grants vest upon the retirement of the employee, grants to retirement-eligible employees are expensed immediately and grants to employees who will become retirement eligible prior to the end of the stated vesting period are expensed over such shorter period.
Compensation costs of stock options are estimated on the date of grant using a binomial lattice model. The weighted-average assumptions E. W. Scripps used in the model for pre-Separation grants in 2008 are as follows:

2008
Weighted-average fair value of stock options granted	$9.18
Assumptions used to determine fair value:
Dividend yield	1.3%
Risk-free rate of return	3.1%
Expected life of options (years)	6.00
Expected volatility	19.3%

The weighted-average assumptions Scripps Networks Interactive, Inc. used in the model for post-Separation grants are as follows:

	2010	2009	2008
Weighted-average fair value of stock options granted	$13.89	$6.10	$8.46
Assumptions used to determine fair value:
Dividend yield	0.75%	1.5%	0.8%
Risk-free rate of return	2.52%	1.9%	3.4%
Expected life of options (years)	4.9	5	5.45
Expected volatility	38.3%	34.0%	23.0%
Dividend yield considers our historical dividend yield paid and expected dividend yield paid over the life of the options. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. The expected life of employee stock options represents the weighted-average period the stock options are expected to remain outstanding and is a derived output of the valuation model. Expected volatility is based on a combination of historical share price volatility for a longer period and the implied volatility of exchange-traded options on our Class A Common shares.
For periods presented prior to the Separation, stock-based compensation expense attributable to employees of the Company has been allocated in the consolidated and combined statements of operations. In addition, stock-based compensation expense attributable to E. W. Scripps corporate employees has been allocated to the Company based on revenue. For periods after the separation, stock-based compensation costs represent expenses from newly issued SNI awards and expenses from E. W. Scripps awards converted to equivalent share based awards in SNI stock.
A summary of stock-based compensation costs is as follows:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Allocated stock-based compensation costs			$8,157
Compensation cost on SNI stock awards	$20,665	$17,136	10,608

Total stock-based compensation costs	$20,665	$17,136	$18,765

As of December 31, 2010,  $6.9 million of total unrecognized stock-based compensation cost related to stock options is expected to be recognized over a weighted-average period of 1.4 years. In addition,  $17.9 million of total unrecognized stock-based compensation cost related to restricted stock awards, including RSUs and PBRSUs, is expected to be recognized over a weighted-average period of 1.3 years.
As a result of the distribution of SNI to the shareholders of E. W. Scripps, SNI employees holding share-based equity awards, including share options and restricted shares, have received modified awards in our Company’s stock. A charge of  $4.9 million was recorded at the time of modification related to our employees. As of December 31, 2010, the modification also created approximately  $0.1 million of unrecognized stock based compensation associated with our unvested stock options which is expected to be recognized over the first quarter 2011.
As of December 31, 2010, the Exchange Offer created approximately  $0.1 million of unrecognized stock based compensation as a result of the Exchange Offer that will be recognized over the modified two year vesting period of the newly issued restricted stock.

Summarized Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Summarized Quarterly Financial Information (Unaudited)
Summarized financial information is as follows:

(in thousands, except per share data) 2010	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Total
Operating revenues	$431,787	$478,730	$466,885	$505,291	$1,882,693
Costs and expenses	(261,508)	(256,806)	(250,166)	(279,073)	(1,047,553)
Depreciation and amortization of intangible assets	(23,053)	(24,790)	(21,761)	(21,747)	(91,351)
Gains (losses) on disposal of PP&E	(121)	(1,171)	31	(250)	(1,511)
Interest expense	(8,481)	(9,291)	(8,774)	(8,621)	(35,167)
Equity in earnings of affiliates	6,176	8,366	6,940	8,644	30,126
Miscellaneous, net	(133)	377	(898)	(922)	(1,576)
Provision for income taxes	(46,352)	(61,884)	(55,803)	(55,388)	(219,427)

Income from continuing operations, net of tax	98,315	133,531	136,454	147,934	516,234
Income (loss) from discontinued operations, net of tax	(2,533)	8,174	(317)	7,451	12,775

Net income	95,782	141,705	136,137	155,385	529,009
Net income attributable to noncontrolling interests	(23,324)	(35,497)	(34,444)	(24,772)	(118,037)

Net income attributable to SNI	$72,458	$106,208	$101,693	$130,613	$410,972

Basic income per share:
Income from continuing operations attributable to SNI common shareholders	$.45	$.59	$.61	$.73	$2.39
Income from discontinued operations, net of tax, attributable to SNI common shareholders	(.02)	.05	(.00)	.04	.08

Net income attributable to SNI common shareholders	$.44	$.64	$.61	$.78	$2.46

Diluted income per share:
Income from continuing operations attributable to SNI common shareholders	$.45	$.58	$.61	$.73	$2.37
Income from discontinued operations, net of tax, attributable to SNI common shareholders	(.02)	.05	(.00)	.04	.08

Net income attributable to SNI common shareholders	$.43	$.63	$.61	$.77	$2.45

Amounts attributable to SNI:
Income from continuing operations	$74,991	$98,034	$102,010	$123,162	$398,197
Income (loss) from discontinued operations	(2,533)	8,174	(317)	7,451	12,775

Net income attributable to SNI	$72,458	$106,208	$101,693	$130,613	$410,972

Weighted average shares outstanding:
Basic	166,000	166,683	166,731	167,596	166,800
Diluted	167,031	167,802	167,791	169,220	168,009

Cash dividends per share of common stock	$.08	$.08	$.08	$.08	$.30

2009	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Total
Operating revenues	$310,644	$350,502	$325,478	$380,704	$1,367,328
Costs and expenses	(178,402)	(191,677)	(187,590)	(238,746)	(796,415)
Depreciation and amortization of intangible assets	(8,687)	(9,276)	(10,177)	(12,468)	(40,608)
Gains (losses) on disposal of PP&E	(55)		(516)	(184)	(755)
Interest expense	(337)	(399)	(285)	(1,789)	(2,810)
Travel Channel financing costs				(12,118)	(12,118)
Equity in earnings of affiliates	2,093	5,868	4,873	5,792	18,626
Miscellaneous, net	417	(757)	(1,346)	(370)	(2,056)
Provision for income taxes	(40,735)	(50,134)	(42,812)	(37,052)	(170,733)

Income from continuing operations, net of tax	84,938	104,127	87,625	83,769	360,459
Income (loss) from discontinued operations, net of tax	(5,039)	(274)	(2,526)	32,254	24,415

Net income	79,899	103,853	85,099	116,023	384,874
Net income attributable to noncontrolling interests	(19,771)	(24,329)	(19,779)	(21,669)	(85,548)

Net income attributable to SNI	$60,128	$79,524	$65,320	$94,354	$299,326

Basic income (loss) per share:
Income from continuing operations attributable to SNI common shareholders	$.40	$.49	$.41	$.38	$1.67
Income (loss) from discontinued operations, net of tax, attributable to SNI common shareholders	(.03)	(.00)	(.02)	.20	.15

Net income attributable to SNI common shareholders	$.37	$.49	$.40	$.57	$1.81

Diluted income (loss) per share:
Income from continuing operations attributable to SNI common shareholders	$.40	$.49	$.41	$.37	$1.66
Income (loss) from discontinued operations, net of tax, attributable to SNI common shareholders	(.03)	(.00)	(.02)	.19	.15

Net income attributable to SNI common shareholders	$.37	$.48	$.39	$.57	$1.81

Amounts attributable to SNI:
Income from continuing operations	$65,167	$79,798	$67,846	$62,100	$274,911
Income (loss) from discontinued operations	(5,039)	(274)	(2,526)	32,254	24,415

Net income attributable to SNI	$60,128	$79,524	$65,320	$94,354	$299,326

Weighted average shares outstanding:
Basic	163,516	163,954	165,329	164,574	164,921
Diluted	163,907	164,396	165,736	165,608	165,381

Cash dividends per share of common stock	$.08	$.08	$.08	$.08	$.30

The sum of the quarterly net income per share amounts may not equal the reported annual amount because each is computed independently based upon the weighted-average number of shares outstanding for the period.

Shareholders' Equity and Earnings per Share	3 Months Ended
Mar. 31, 2011
Notes to Financial Statements [Abstract]
Shareholders' Equity and Earnings per Share
Basic earnings per share (“EPS”) is calculated by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding, including participating securities outstanding. Diluted EPS is similar to basic EPS, but adjusts for the effect of the potential issuance of common shares. We include all unvested stock awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid, in the number of shares outstanding in our basic and diluted EPS.
The following table presents information about basic and diluted weighted-average shares outstanding:

(in thousands)	Three months ended March 31,
	2011	2010
Weighted-average shares outstanding:
Basic	168,426	166,000
Share options	1,268	1,031

Diluted weighted-average shares outstanding	169,694	167,031

Anti-dilutive share awards	432	3,314

For 2011 and 2010, we had stock options that were anti-dilutive and accordingly were not included in the computation of diluted weighted-average shares outstanding.

Stock Based Compensation	3 Months Ended
Mar. 31, 2011
Notes to Financial Statements [Abstract]
Stock Based Compensation
We have a Long-Term Incentive Plan (the "Plan") which is described more fully in our Annual Report on Form 10-K for the year ended December 31, 2010. The Plan provides for long-term performance compensation for key employees. A variety of discretionary awards for employees are authorized under the plan, including incentive or non-qualified stock options, stock appreciation rights, restricted or nonrestricted stock awards and performance awards.
During the first quarter of 2011, the Company granted 0.4 million stock options and 0.3 million restricted share awards, including performance share awards. The number of shares ultimately issued for the performance share awards depends upon the specified performance conditions attained. Share based compensation costs totaled  $6.8 million for the first quarter of 2011 and  $5.4 million for the first quarter of 2010.
Compensation costs of share options are estimated on the date of grant using a lattice-based binomial model. The weighted-average assumptions used in the model were as follows:

	Three Months Ended March 31,
	2011	2010
Weighted-average fair value of stock options granted	$18.90	$13.73
Assumptions used to determine fair value:
Dividend yield	0.56%	0.76%
Risk-free rate of return	2.30%	2.53%
Expected life of options (years)	5.0	5.0
Expected volatility	38.90%	38.24%

As of March 31, 2011,  $10.7 million of total unrecognized stock-based compensation costs related to stock options is expected to be recognized over a weighted-average period of 1.8 years. In addition,  $27.4 million of total unrecognized stock-based compensation cost related to restricted stock awards, including performance awards, is expected to be recognized over a weighted-average period of 1.6 years.

Schedule II - Valuaton and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Schedule to Financial Statements [Abstract]
Schedule II - Valuaton and Qualifying Accounts
EXHIBIT 99.2

Valuation and Qualifying Accounts
for the Years Ended December 31, 2010, 2009 and 2008	Schedule II

Column A	Column B	Column C	Column D	Column E	Column F
(in thousands)				Increase
Classification	Balance Beginning of Period	Additions Charged to Revenues, Costs, Expenses	Deductions Amounts Charged Off-Net	(Decrease) Recorded Acquisitions (Divestitures)	Balance End of Period
Allowance for Doubtful Accounts Receivable Year Ended December 31:
2010	$5,197	$1,160	$1,569		$4,788
2009	4,487	1,653	943		5,197
2008	3,190	1,487	190		4,487

Document Information	12 Months Ended
Dec. 31, 2010
Document Type	8-K
Amendment Flag	false
Document Period End Date	Nov 18, 2011

Entity Information	12 Months Ended
Dec. 31, 2010
Entity Registrant Name	Scripps Networks Interactive, Inc.
Entity Central Index Key	0001430602